Exhibit 99.1

Mack-Cali Realty Corporation Supplemental Operating and Financial Data 2Q 2019

Table of Contents Company Highlights Page 4 6 7 11 19 22 23 Company Overview Key Financial Metrics Net Asset Value Financial Schedules Debt Statistics Unconsolidated Joint Ventures Transaction Activity Building 9 at Port Imperial-Weehawken, NJ (In-Construction) Office Portfolio Property Listing Office Operating Schedules 25 27 The Charlotte - Jersey City, NJ (In-Construction) Roseland Residential Portfolio Roseland Operating Schedules Financial Statements 33 38 This Supplemental Operating and Financial Data should be read in connection with the company’s second quarter 2019 earnings press release (included as Exhibit 99.2 of the company’s Current Report on Form 8-K, filed on August 7, 2019) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Operating and Financial Data. Harborside 2 & 3 - Jersey City, NJ 2Q 2019 2

Company Highlights 2Q 2019 3

Company Overview

Corporate Profile

Mack-Cali (CLI) is a fully integrated REIT with a dual asset platform comprised of core office and growing residential holdings. We are geographically focused on the high barrier-to-entry Hudson River waterfront targeting cash flow growth through all economic cycles.

Company Objectives

Mack-Cali's office portfolio strives to achieve the highest possible rents in select markets with a continuous focus on improving the quality of our portfolio.

Mack-Cali's residential portfolio, via our Roseland Residential platform, is a market-leading residential developer and owner of class A properties. We expect continued growth and cash flow contribution from our Roseland holdings as our development pipeline of active construction projects and planned starts is put into service.


mod cup

District Kitchen, Harborside 2 & 3
Jersey City, NJ

Key Statistics	2Q 2019	1Q 2019
Company		
Market Capitalization	$5.6 billion	$5.3 billion
Net Asset Value (Midpoint)	$3.6 billion	$3.6 billion
Core FFO	$40.0 million	$40.8 million
Core FFO Per Diluted Share	$0.40	$0.40
AFFO	$29.5 million	$26.4 million
Office Portfolio		
Square Feet of Office Space	11.4 million	11.6 million
Consolidated In-Service Properties	43	43
% Leased Office (Excl. Non-Core)	79.8%	80.9%
% Commenced Occupancy (Excl. Non-Core)	77.1%	78.1%
GAAP Rental Rate Roll-Up (Excl. Non-Core)	17.7%	18.3%
Cash Rental Rate Roll-Up (Excl. Non-Core)	8.7%	9.4%
Average In-Place Rent Per Square Foot	$34.94	$34.83
Residential Portfolio[1]		
Operating Units	7,262	6,879
% Leased	97.7%	96.3%
Average Rent Per Unit	$2,737	$2,737
In-Construction Units/Keys	2,319	2,319

Notes:
(1) 2Q 2019 metrics include the recently stabilized 145 Front Street.

2Q 2019 CLI Company Highlights 4

Company Achievements 2Q 2019 Performance Highlights Achieved Core FFO of $40.0 million, or $0.40 per share Produced AFFO of $29.5 million Office: Leased 226,646 square feet of office space; finished 2Q 2019 at 79.7% leased Residential: The operating portfolio, including the recently stabilized 145 Front Street, finished 2Q at 97.7% leased 2Q 2019 Office Leasing Activity Completed 18,781 square feet of waterfront office leasing, including a new deal with New Jersey Institute of Technology Completed 195,383 square feet of leasing in the class A suburban and suburban portfolios, including an extension and renewal with Ferrero U.S.A. Inc. Completed 12,482 square feet of leasing in the non-core portfolio One River Centre, Middletown, NJ 2Q 2019 Development Activity Subsequent to quarter-end, commenced operations at the Envue Hotel an Autograph Collection Hotel in Port Imperial, completing the dual-flag hotel development in Weehawken, NJ As of June 30, 2019, 145 Front Street was 99.2% leased; the property stabilized in 2Q and is currently 99.5% leased 2Q 2019 Transaction Activity On April 1, 2019, the Company acquired Soho Lofts, a 377-unit residential community in Jersey City, NJ, for $264 million. On June 24, 2019, the Company secured a $160 million mortgage on the newly acquired asset On May 10, 2019, the Company completed the acquisition of land at 107 Morgan in Jersey City, NJ, for $67 million. At closing, the note on the land was retired for $46 million; $21 million was funded from open 1031 exchanges and other sources On June 18, 2019, the Company executed the disposition of 650 From Road, a 349,000 square foot office building in Paramus, NJ, for a gross value of $42 million On June 28, 2019, the Company closed on a follow-on investment with the Rockpoint Group for up to $200 million in additional equity, $100 million of which was funded at closing On June 28, 2019, the Company secured a $30 million mortgage on Riverwatch, a 200-unit residential community in New Brunswick, NJ Subsequent to quarter-end, the Company secured a $150 million mortgage on its 111 River office asset in Hoboken, NJ Subsequent to quarter-end, the Company paid off the construction loan on Signature Place at Morris Plains with proceeds from a $43 million permanent loan Soho Lofts, Jersey City, NJ CLI Company Highlights 2Q 2019 5

Key Financial Metrics

$ in thousands, except per share amounts and ratios

	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Core FFO per Diluted Share [1]	0.40	0.40	0.45	0.43	0.45
Net Income per Diluted Share	(0.43)	2.66	0.45	(0.05)	(0.05)
Market Value of Equity [2]	$2,823,556	$2,606,635	$2,300,227	$2,445,549	$2,322,868
→ Common Equity (Includes OP Units)	2,341,337	2,227,440	1,969,768	2,137,674	2,039,203
→ Preferred Equity (Rockpoint)	429,895	326,871	278,135	255,551	231,341
→ OP Equity (Preferred OPs)	52,324	52,324	52,324	52,324	52,324
→ Book Value of JV Minority Interest	49,165	50,320	42,150	43,243	20,959
Total Debt, Net	2,609,112	2,686,316	2,792,651	2,807,718	2,646,436
Total Market Capitalization	5,560,362	5,343,271	5,135,027	5,296,510	4,990,263
Shares and Units:					
Common Shares Outstanding	90,553,357	90,325,783	90,320,306	90,307,280	90,286,268
Common Units Outstanding	9,976,344	10,009,355	10,229,349	10,241,849	10,266,143
Combined Shares and Units	100,529,701	100,335,138	100,549,656	100,549,129	100,552,411
Weighted Average - Diluted [2]	100,523,178	100,942,816	100,844,973	100,711,806	100,597,697
Common Share Price ($'s):					
At the End of the Period	$23.29	$22.20	$19.59	$21.26	$20.28
High During Period	24.88	22.55	22.26	21.92	20.86
Low During Period	21.68	18.74	19.02	18.92	16.23
Dividends Declared per Share	0.20	0.20	0.20	0.20	0.20
Debt Ratios:					
Net Debt to Adjusted EBITDA	9.5x	9.5x	9.3x	10.0x	9.7x
→ Net Debt to Adjusted EBITDA - Less CIP Debt	8.9x	8.8x	8.7x	8.9x	8.6x
→ Net Debt to Adjusted EBITDA - Office Portfolio	7.2x	7.3x	7.8x	8.3x	8.1x
→ Net Debt to Adjusted EBITDA - Residential Portfolio	14.4x	15.2x	13.7x	15.8x	16.7x
→ Net Debt to Adjusted EBITDA - Residential Portfolio Less CIP Debt	12.6x	12.9x	11.4x	10.9x	10.9x
Interest Coverage Ratio	2.9x	2.8x	3.1x	3.3x	3.5x
Fixed Charge Coverage Ratio	2.0x	2.1x	2.2x	2.2x	2.3x
Total Debt/Total Market Capitalization	48.3%	50.3%	54.4%	53.0%	53.0%
Total Debt/Total Book Capitalization	50.4%	50.9%	55.2%	55.6%	54.5%
Total Debt/Total Undepreciated Assets	42.7%	43.3%	45.3%	45.8%	44.6%
Secured Debt/Total Undepreciated Assets	26.9%	24.6%	23.2%	22.3%	20.6%

Notes:
See supporting "Key Metrics" notes on page 41.

2Q 2019 CLI Company Highlights 6

Net Asset Value
(Unaudited)

$ in millions
(except per share amounts)

	Rentable SF/ Apt Units	2Q 2019 Annualized NOI [1]	Cap Rate	NAV Calculation [2]: Gross Asset Value (A)	Gross Per SF / Unit	Property Debt (B)	Third Party Interests (C)	Discounting [10] (D)	Net Asset Value (A-B-C-D)	Net Value Range [3]: High	Low
Office Portfolio	MSF										
Hudson Waterfront (Jersey City, Hoboken)	4.908	$78.7	4.4%	$1,780	$363	($250)	$0	$0	$1,530	$1,757	$1,349
Class A Suburban (Metropark, Short Hills)	2.155	46.4	7.2%	643	298	(125)	0	0	518	566	477
Suburban	4.147	47.4	8.0%	590	142	0	0	0	590	629	555
Subtotal [3][4]	**11.210**	**$172.5**		**$3,013**	**$269**	**($375)**	**$0**	**$0**	**$2,638**	**$2,952**	**$2,381**
Non-Core, Repositioning Properties, & Retail [5]				84		0	0	0	84	84	84
Hotel and Other JV Interests [6]				176		(113)	(33)	0	30	30	30
Harborside Plaza 4				90		0	0	0	90	90	90
Land [7]				33		0	0	0	33	33	33
Office - Asset Value				**$3,396**		**($488)**	**($33)**	**$0**	**$2,875**	**$3,189**	**$2,618**
Less: Office Unsecured Debt									(1,000)	(1,000)	(1,000)
Less: Office Preferred Equity/LP Interests									(53)	(53)	(53)
Total Office NAV									**$1,822**	**$2,136**	**$1,565**
Residential Portfolio	Units	Stabilized NOI									
Operating Properties - Wholly-Owned/Consolidated	4,651	$105.7	4.8%	$2,209	$475	($1,272)	($45)	($1)	$891	$1,005	$817
Operating Properties - Unconsolidated JVs [8]	2,611	55.5	4.5%	1,231	471	(617)	(314)	0	300	337	262
In-Construction Properties [9],[10]	2,319	74.7	5.0%	1,506	649	(687)	(82)	(231)	506	540	434
Land	9,968			544	55	0	(103)	0	441	463	419
Fee Income Business, Tax Credit, & Excess Cash				56		0	0	0	56	56	56
Residential - Asset Value [11]				**$5,546**		**($2,576)**	**($544)**	**($232)**	**$2,194**	**$2,401**	**$1,988**
Less: Rockpoint Interest									(444)	(453)	(435)
Total Residential NAV				**$5,546**		**($2,576)**	**($544)**	**($232)**	**$1,750**	**$1,948**	**$1,553**
Total Mack-Cali NAV									**$3,572**	**$4,084**	**$3,118**
Approximate NAV / Share (100.5MM shares) [12]									***$35.53***	***$40.63***	***$31.02***

Notes:
See footnotes and "Information About Net Asset Value (NAV)" on pages 9 and 10.

2Q 2019 CLI Company Highlights 7

Net Asset Value – Residential Breakdown (Unaudited) Top NAV (net equity) Contributors $ in millions Operating Properties Urby Ha rbors i de Mona co Soho Lofts Al te rra a t Ove rl ook Ri dge Ports i de 7 & 5/6 a t Ea s t Pi e r Subtotal Current/Future Development Properties $188 168 104 100 96 $656 11% 10% 6% 6% 5% 38% NAV by Market New York Metro Washington, D.C. 5.0% 1.2% Philadelphia Metro 0.9% The Cha rl otte Ma rri ott Hote l s a t Port I mpe ri a l Pl a za 8/9 (l a nd) Urby Future Pha s e s 107 Morga n Subtotal Top Contributing Assets $147 124 113 83 67 $534 $1,190 8% 7% 6% 5% 4% 30% 68% NJ Corridor 6.2% Boston Metro 18.1% Hudson River Waterfront 68.6% Gross Portfolio Value Stabilized Gross Asset Value Le s s : Di s cou n t for CI P Di s cou n te d Gros s As s e t Va l u e $5,546 (232) $5,314 Le s s : Exi s ti n g De b t Le s s : 3rd Pa rty I n te re s ts Le s s : Rockp oi n t Sh a re MCRC Share of Residential NAV (2,576) (544) (444) $1,750 Notes: See footnotes and “Information About Net Asset Value (NAV)” on pages 9 and 10. CLI Company Highlights 2Q 2019 8

Notes: Net Asset Value
(Unaudited)

1) Reflects 2Q 2019 Annualized Cash NOI for office assets; projected 12-month NOI for stabilized residential assets and the projected stabilized NOI for residential assets in-construction and lease-up. See Information About Net Operating Income on page 45.

2) NAV is generally arrived at by calculating the estimated gross asset values for each of the Company's real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties' interests in the assets. Gross asset values for stabilized operating multi-family real estate properties are calculated using the direct capitalization method by dividing projected net operating income for the next one year period by an estimated market capitalization rate for each property. Gross asset values for operating office properties are presented by dividing projected net operating income for the next one year period by an estimated year one imputed capitalization rate for each property. See Footnote 4 for a more detailed description of the methodology used by management to estimate gross asset values for its operating office properties. Management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Market capitalization rates are estimated for each property based on its asset class and geographic location and are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third party property transactions.

3) The value range is determined by adding or subtracting 0.50% to the year 1 cap rate for office properties and 0.25% to the year 1 cap rate for residential properties. Property cash flows have been reduced by credit loss reserves, leasing and base building capital expenditures, including Harborside renovations. The Waterfront valuation includes $80 million in capital for the Harborside renovations. Additionally, the analysis includes approximately $88 million in base building capital during the first three years of the five year discounted cash flow. The capital is allocated to physical building improvements and is estimated $40 million at the Waterfront, $28 million in the Class A Suburban, and $20 million in the Suburban portfolio's, respectively. Furthermore, the analysis includes $10 million in leasing capital budgeted in each of the Waterfront, Class A Suburban and Suburban portfolios. This is in addition to the tenant improvements, leasing commissions and capital reserves budgeted.

4)

	Rentable Area (MSF)	2Q 2019 Annualized Cash NOI	Year 1 Cap Rate	In-Place Rent PSF	Market Rent PSF	Stabilized Occupancy Rate	Stabilized Cap Rate	Unlevered IRR	Value	$ PSF
Office										
Hudson Waterfront	4.908	$78.7	4.4%	$38.92	$46.62	93.0%	6.0%	7.0%	$1,780	$363
Class A Suburban	2.155	46.4	7.2%	38.06	40.70	92.0%	7.0%	8.0%	643	298
Suburban	4.147	47.4	8.0%	28.61	30.85	86.0%	8.0%	9.0%	590	142
Subtotal	**11.210**	**$172.5**		**$34.94**	**$39.65**				**$3,013**	**$269**

The year one cap rate, applied to the 2Q 2019 Annualized Cash NOI, is derived from the present value of periodic cash flows over five years and a terminal value based on stabilized income and a market cap rate, all discounted at an unlevered internal rate of return. See Information About Net Operating Income on page 45.

The Company calculates estimated gross asset values for each of its operating office assets by taking the sum of (i) the present value of periodic cash flows over five years and (ii) a terminal value based on estimated stabilized income and a market capitalization rate at stabilization, all discounted at an unlevered internal rate of return. This value, divided by the projected net operating income for a one year period yields the year one imputed capitalization rate. Management projects the periodic cash flows over five years and the stabilized income from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Company's portfolio and for competitor buildings in similar locations.

5) Valuations for non-core assets, which are those assets being considered for sale or disposal, or in the active marketing process, are generally based on recent contract prices for similar properties in the process of being sold, letters of intent and ongoing negotiations for properties. Wegman's $35 million asset value calculated using $1.56 million projected 2019 cash NOI capped at 4.5%. 24 Hour Fitness $21 million asset value calculated using $1.06 million projected 2019 cash NOI capped at 5%. See Information About Net Operating Income on page 45. Valuations for properties planned for or undergoing a repositioning or repurposing utilize a projected stabilized net operating income for the asset upon completion of the repositioning/repurposing activities. After applying an estimated capitalization rate to a projected stabilized net operating income, the capitalized value is next discounted back based on the projected number of periods to re-stabilize the asset. The discount rate applied is determined based on a risk assessment of the repositioning/repurposing activities and comparable target returns in the marketplace, and further validated by outside market sources, when available for that market. Additionally, adjustments are made to the estimated value by deducting any estimated future costs necessary to complete the planned activities, as well as adding back the discounted projected interim operating cash flows expected to be generated by the property until re-stabilization has been achieved.

2Q 2019 CLI Company Highlights 9

Notes: Net Asset Value (Unaudited) 6) 7) Includes the Company's ownership interests in the Hyatt Regency Jersey City and two office joint venture properties. The value of land is based on a combination of recent or pending transactions for land parcels within our relevant markets and unrelated third parties, and sometimes may utilize land appraisals for certain markets, if available for other purposes, such as for transaction financing. Further, we consider what a land parcel’s value would need to be when combined with all other development costs to yield what we believe to be an appropriate target rate of return for a development project. The per apartment unit or per square foot office space values are derived by dividing the aggregate land value by the number of potential apartment units or square feet of office space the land can accommodate. The number of potential units or square feet of office space a land parcel can accommodate is most commonly governed by either in-place governmental approvals or density regulations set forth by existing zoning guidelines. Joint venture investments are generally valued by: applying a capitalization rate to projected NOI for the joint venture’s asset (which is similar to the process for valuing those assets wholly owned by the Company, as described above and previously), and deducting any joint venture level debt and any value allocable to joint venture partners’ interests. Includes Roseland’s last residential subordinate interest (Metropolitan at 40 Park) and commercial subordinate interests. The valuation approach for assets in-construction or lease-up are similar to that applied to assets undergoing repositioning/repurposing, as described above. After applying an estimated capitalization rate, currently ranging from 4.5% to 5.25%, to a projected stabilized net operating income, estimated to total approximately $46.6 million upon completion of the construction or lease-up activities, the Company deducts any estimated future costs totaling $565.9 million required to complete construction of the asset to arrive at an estimated value attributable to the asset. The Company then discounts the capitalized value back based on the projected number of periods to reach stabilization. The discount rate applied, currently ranging from 7% to 9.75%, is determined based on a risk assessment of the development activities and comparable target returns in the marketplace. The Company then adds back the discounted projected interim cash flows expected to be generated during the projected lease-up period to reach stabilization. Represents the discount to stabilized value applied to assets that have not yet achieved their respective Projected Stabilized NOI due to construction, lease-up or renovation. See Information About Net Operating Income on page 44. The residential valuation analysis totals to a Roseland NAV of $2,194,000,000, with the company’s share of this NAV of $1,750,000,000 (“MCRC Share”). This latter amount represents the company's share of Roseland NAV, net of the $444,000,000 attributable to Rockpoint's noncontrolling interest. The decrease in the approximate NAV per share of $0.15 from March 31, 2019 to June 30, 2019 is due primarily to a reduction in the stabilized occupancy of the Suburban portfolio from 88% to 86%. 8) 9) 10) 11) 12) Information About Net Asset Value (NAV) Overall, NAV is arrived at by calculating the estimated gross asset values for each of their real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties’ interests in the assets. Gross asset values for the operating real estate properties are calculated using the direct capitalization method by dividing projected net operating income for a one year period by an estimated current capitalization rate for each property. For each operating property, management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Registrants’ portfolio and for competitor buildings in similar locations. A capitalization rate is estimated for each property based on its asset class and geographic location. Estimates of capitalization rates are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third party property transactions. The use of NAV as a measure of value is subject to certain inherent limitations. The assessment of the estimated NAV of a particular property is subjective in that it involves estimates and assumptions and can be calculated using various acceptable methods. The Company’s methods of determining NAV may differ from the methods used by other companies. Accordingly, the Company’s estimated NAV may not be comparable to measures used by other companies. As with any valuation methodology, the methodologies utilized by the Company in estimating NAV are based upon a number of estimates, assumptions, judgments or opinions that may or may not prove to be correct. Capitalization rates obtained from publicly available sources also are critical to the NAV calculation and are subject to the sources selected and variability of market conditions at the time. Investors in the Company are cautioned that NAV does not represent (i) the amount at which the Company’s securities would trade at a national securities exchange, (ii) the amount that a security holder would obtain if he or she tried to sell his or her securities, (iii) the amount that a security holder would receive if the Company liquidated its assets and distributed the proceeds after paying all of their expenses and liabilities or (iv) the book value of the Company’s real estate, which is generally based on the amortized cost of the property, subject to certain adjustments. CLI Company Highlights 2Q 2019 10

Balance Sheet

$ in thousands
(unaudited)

	2Q 2019				4Q 2018
	Office/Corp.	Roseland	Elim./Other	Total	
ASSETS					
Rental property					
Land and leasehold interests	$241,208	$269,861	-	$511,069	$475,431
Buildings and improvements	2,217,956	1,638,061	-	3,856,017	3,651,937
Tenant improvements	295,523	1,479	-	297,002	335,028
Furniture, fixtures and equipment	5,966	52,109	-	58,075	50,653
Land and improvements held for development	126,011	326,046	-	452,057	465,929
Development and construction in progress	52,901	412,878	-	465,779	327,039
	2,939,565	2,700,434	-	5,639,999	5,306,017
Less – accumulated depreciation and amortization	(862,610)	(105,627)	-	(968,237)	(1,097,868)
	2,076,955	2,594,807	-	4,671,762	4,208,149
Rental property held for sale, net	-	-	-	-	108,848
Net Investment in Rental Property	2,076,955	2,594,807	-	4,671,762	4,316,997
Cash and cash equivalents	23,144	37,494	-	60,638	29,633
Restricted cash	6,192	11,700	-	17,892	19,921
Investments in unconsolidated joint ventures	11,036	204,921	-	215,957	232,750
Unbilled rents receivable, net	90,393	2,931	-	93,324	100,737
Deferred charges, goodwill and other assets, net [1]	214,574	44,089	-	258,663	355,234
Accounts receivable, net of allowance for doubtful accounts of $1,319 and $1,108	7,264	2,212	-	9,476	5,372
Total Assets	$2,429,558	$2,898,154	-	$5,327,712	$5,060,644
LIABILITIES & EQUITY					
Senior unsecured notes, net	$570,899	-	-	$570,899	$570,314
Unsecured revolving credit facility and term loans	424,180	-	-	424,180	790,939
Mortgages, loans payable and other obligations, net	369,800	1,322,763	-	1,692,563	1,431,398
Dividends and distributions payable	21,722	-	-	21,722	21,877
Accounts payable, accrued expenses and other liabilities	127,915	74,915	-	202,830	168,115
Rents received in advance and security deposits	27,101	7,366	-	34,467	41,244
Accrued interest payable	5,717	2,914	-	8,631	9,117
Total Liabilities	$1,547,334	$1,407,958	-	$2,955,292	$3,033,004
Commitments and contingencies	-	-	-	-	-
Redeemable noncontrolling interests	52,324	444,048	-	496,372	330,459
Total Stockholders'/Members Equity	647,107	998,480	-	1,645,587	1,486,658
Noncontrolling interests in subsidiaries:					
Operating Partnership	181,296	-	-	181,296	168,373
Consolidated joint ventures	1,497	47,668	-	49,165	42,150
Total Noncontrolling Interests in Subsidiaries	182,793	47,668	-	230,461	210,523
Total Equity	829,900	1,046,148	-	1,876,048	1,697,181
Total Liabilities and Equity	$2,429,558	$2,898,154	-	$5,327,712	$5,060,644

Notes: See supporting "Balance Sheet" notes on page 41 for more information.

2Q 2019 CLI Company Highlights 11

Income Statement – Quarterly Comparison

$ in thousands, except per share amounts
(unaudited)

	2Q 2019 Office/ Corp.	2Q 2019 Roseland	2Q 2019 Total	1Q 2019	4Q 2018	3Q 2018	2Q 2018
REVENUES							
Revenue from leases:							
Base rents	$77,066	$29,424	$106,490	$112,910	$112,497	$107,239	$103,584
Escalations and recoveries from tenants	8,852	1,442	10,294	10,105	8,373	12,656	10,301
Real estate services	2,091	1,439	3,530	3,842	3,927	4,432	4,074
Parking income	2,559	3,004	5,563	4,941	5,534	5,499	5,757
Hotel income	-	2,094	2,094	283	-	-	-
Other income	1,561	929	2,490	2,168	2,605	2,288	2,873
Total revenues	**$92,129**	**$38,332**	**$130,461**	**$134,249**	**$132,936**	**$132,114**	**$126,589**
EXPENSES							
Real estate taxes	$11,630	$4,967	$16,597	$17,077	$12,548	$15,680	$17,966
Utilities	5,995	1,461	7,456	10,451	9,005	9,990	7,555
Operating services	19,026	7,135	26,161	24,962	26,962	27,107	22,939
Real estate service expenses	2,042	1,937	3,979	4,266	4,223	4,400	4,360
Leasing personnel costs	542	-	542	742	-	-	-
General and administrative	12,943	3,484	16,427	12,593	12,828	11,620	13,455
Depreciation and amortization	34,455	14,897	49,352	48,046	46,324	45,813	41,413
Impairment charges	5,802	-	5,802	-	-	-	-
Land impairments	-	2,499	2,499	-	24,566	-	-
Total expenses	**$92,435**	**$36,380**	**$128,815**	**$118,137**	**$136,456**	**$114,610**	**$107,688**
Operating Income	**($306)**	**$1,952**	**$1,646**	**$16,112**	**($3,520)**	**$17,504**	**$18,901**
OTHER (EXPENSE) INCOME							
Interest expense	($14,297)	($9,218)	($23,515)	($24,774)	($23,586)	($21,094)	($18,999)
Interest and other investment income (loss)	364	151	515	824	769	851	641
Equity in earnings (loss) of unconsolidated joint ventures	512	(600)	(88)	(681)	(960)	(687)	(52)
Gain on change of control of interests	-	-	-	13,790	-	14,217	-
Realized gains (losses) and unrealized losses on disposition	255	-	255	268,109	49,342	(9,102)	1,010
Gain on sale of land/other	-	270	270	-	30,939	-	-
Gain on sale of investment in unconsolidated joint venture	-	-	-	903	-	-	-
Gain (loss) from early extinguishment of debt, net	588	-	588	1,311	(461)	-	-
Total other income (expense)	**(12,578)**	**(9,397)**	**(21,975)**	**259,482**	**56,043**	**(15,815)**	**(17,400)**
Net income	**(12,884)**	**(7,445)**	**(20,329)**	**275,594**	**52,523**	**1,689**	**1,501**
Noncontrolling interest in consolidated joint ventures	1	846	$847	$1,248	$640	$451	$95
Noncontrolling interest in Operating Partnership	2,434	-	2,434	(27,680)	(4,953)	167	142
Redeemable noncontrolling interest	(455)	(4,551)	(5,006)	(4,667)	(4,406)	(3,785)	(2,989)
Net income available to common shareholders	**($10,904)**	**($11,150)**	**($22,054)**	**$244,495**	**$43,804**	**($1,478)**	**($1,251)**
Basic earnings per common share:							
Net income available to common shareholders			($0.43)	$2.67	$0.45	($0.05)	($0.05)
Diluted earnings per common share:							
Net income available to common shareholders			($0.43)	$2.66	$0.45	($0.05)	($0.05)
Basic weighted average shares outstanding			90,533	90,498	90,488	90,468	90,330
Diluted weighted average shares outstanding			100,523	100,943	100,845	100,712	100,598

2Q 2019 CLI Company Highlights 12

FFO, Core FFO & AFFO – Quarterly Comparison

$ in thousands, except per share amounts and ratios
(unaudited)

	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Net income (loss) available to common shareholders	($22,054)	$244,495	$43,804	($1,478)	($1,251)
Add (deduct): Noncontrolling interest in Operating Partnership	(2,434)	27,680	4,953	(167)	(142)
Real estate-related depreciation and amortization on continuing operations [1]	51,865	50,168	49,578	49,433	45,781
Gain on change of control of interests	-	(13,790)	-	(14,217)	-
Property impairments	5,802	-	-	-	-
Gain on sale of investment in unconsolidated joint venture	-	(903)	-	-	-
Realized gains and unrealized losses on disposition of rental property, net	(255)	(268,109)	(49,342)	9,102	(1,010)
Funds from operations [2]	$32,924	$39,541	$48,993	$42,673	$43,378
Add/Deduct:					
(Gain)/Loss from extinguishment of debt, net	($588)	($1,311)	$461	-	-
Dead deal costs	-	-	893	-	-
Land impairments	2,499	-	24,566	-	-
Gain on disposition of developable land	(270)	-	(30,939)	-	-
Severance/separation costs on management restructuring	-	1,562	450	640	1,795
Management contract termination costs	-	1,021	-	-	-
Proxy fight costs	4,171	-	-	-	-
New payroll tax consulting costs	1,313	-	903	-	-
Core FFO	$40,049	$40,813	$45,327	$43,313	$45,173
Add (Deduct) Non-Cash Items:					
Straight-line rent adjustments [3]	($4,052)	($2,855)	($4,204)	($1,901)	$249
Amortization of market lease intangibles, net [4]	(1,058)	(1,037)	(1,054)	(892)	(1,313)
Amortization of lease inducements	279	304	166	214	258
Amortization of stock compensation	2,218	2,010	2,064	1,897	783
Non-real estate depreciation and amortization	511	539	557	535	536
Amortization of debt discount/(premium) and mark-to-market, net	(237)	(237)	(237)	(238)	(237)
Amortization of deferred financing costs	1,168	1,189	1,486	1,302	1,145
Deduct:					
Non-incremental revenue generating capital expenditures:					
Building improvements	(383)	(2,932)	(2,639)	(2,208)	(723)
Tenant improvements and leasing commissions [5]	(4,800)	(7,931)	(11,429)	(4,467)	(17,939)
Tenant improvements and leasing commissions on space vacant for more than one year	(4,216)	(3,482)	(8,433)	(7,782)	(6,851)
Adjusted FFO [2]	$29,479	$26,381	$21,604	$29,773	$21,081
Core FFO (calculated above)	$40,049	$40,813	$45,327	$43,313	$45,173
Deduct:					
Equity in earnings (loss) of unconsolidated joint ventures, net	$88	$681	$960	$687	$52
Equity in earnings share of depreciation and amortization	(3,024)	(2,662)	(3,810)	(4,155)	(4,903)
Add-back:					
Interest expense	23,515	24,774	23,585	21,093	18,999
Recurring JV distributions [6]	3,850	3,119	3,292	4,908	4,585
Income (loss) in noncontrolling interest in consolidated joint ventures	(847)	(1,248)	(640)	(451)	(95)
Redeemable noncontrolling interest	5,006	4,667	4,406	3,785	2,989
Income tax expense	85	43	343	215	144
Adjusted EBITDA	$68,722	$70,187	$73,463	$69,395	$66,944
Net debt at period end [7]	$2,609,112	$2,653,693	$2,743,096	$2,776,776	$2,616,772
Net debt to Adjusted EBITDA	9.5x	9.5x	9.3x	10.0x	9.7x
Diluted weighted average shares/units outstanding [8]	100,523	100,943	100,845	100,712	100,598
Funds from operations per share-diluted	$0.33	$0.39	$0.49	$0.42	$0.43
Core Funds from Operations per share/unit-diluted	$0.40	$0.40	$0.45	$0.43	$0.45
Dividends declared per common share	$0.20	$0.20	$0.20	$0.20	$0.20

Notes:
See footnotes and "Information About FFO, Core FFO, & AFFO" on page 17.

2Q 2019 CLI Company Highlights 13

EBITDAre – Quarterly Comparison

$ in thousands
(unaudited)

	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
Net Income available to common shareholders	($22,054)	$244,495	$43,804	($1,478)	($1,251)
Add:					
Noncontrolling interest in operating partnership	(2,434)	27,680	4,953	(167)	(142)
Noncontrolling interest in consolidated joint ventures (a)	(847)	(1,248)	(640)	(451)	(95)
Redeemable noncontrolling interest	5,006	4,667	4,406	3,785	2,989
Interest expense	23,515	24,774	23,586	21,094	18,999
Income tax expense	85	43	343	267	144
Depreciation and amortization	49,352	48,046	46,324	45,813	41,413
Deduct:					
Realized (gains) losses and unrealized losses on disposition of rental property, net	(255)	(268,109)	(49,342)	9,102	(1,010)
(Gain)/loss on sale of investment in unconsolidated joint ventures	-	(903)	-	-	-
(Gain)/loss on change of control of interest	-	(13,790)	-	(14,217)	-
Equity in (earnings) loss of unconsolidated joint ventures	88	681	960	687	52
Add:					
Property Impairments	5,802	-	-	-	-
Company's share of property NOI's in unconsolidated joint ventures [1]	9,287	7,385	9,028	8,802	10,193
EBITDAre	$67,545	$73,721	$83,422	$73,237	$71,292
Add:					
Loss from extinguishment of debt, net	(588)	(1,311)	461	-	-
Severance/Separation costs on management restructuring	-	1,562	450	640	1,795
Management contract termination costs	-	1,021	-	-	-
Dead deal costs	-	-	893	-	-
Land impairments	2,499	-	24,566	-	-
Gain on disposition of developable land	(270)	-	(30,939)	-	-
Proxy fight costs	4,171	-	-	-	-
New payroll tax consulting costs	1,313	-	903	-	-
Adjusted EBITDAre	$74,670	$74,993	$79,756	$73,877	$73,087
Noncontrolling interests in consolidated joint ventures (a):					
Marbella	(209)	(583)	(590)	(363)	-
M2 at Marbella	(560)	(496)	-	-	-
Port Imperial Garage South	(50)	(94)	(5)	(60)	(60)
Port Imperial Retail South	12	(7)	(4)	(5)	(12)
Residence Inn Hotel	-	(19)	-	-	-
Other consolidated joint ventures	(40)	(49)	(41)	(23)	(23)
Net losses in noncontrolling interests	($847)	($1,248)	($640)	($451)	($95)
Add:					
Depreciation in noncontrolling interest in consolidated JV's	1,424	1,522	955	659	84
Funds from operations - noncontrolling interest in consolidated JV's	$577	$274	$315	$208	($11)
Add:					
Interest expense in noncontrolling interest in consolidated JV's	806	691	484	367	132
Net operating income before debt service in consolidated JV's	$1,383	$965	$799	$575	$121

Notes:
(1) See unconsolidated joint venture NOI details on page 22 for 2Q 2019.
See Information About EBITDAre on page 17.

2Q 2019 CLI Company Highlights 14

Income Statement – Year-Over-Year Comparison

$ in thousands, except per share amounts
(unaudited)

	YTD 2019	YTD 2018
REVENUES		
Revenue from leases:		
Base rents	$219,400	$216,486
Escalations and recoveries from tenants	20,399	23,092
Real estate services	7,372	8,735
Parking income	10,504	11,084
Hotel income	2,377	-
Other income	4,658	6,159
Total revenues	**$264,710**	**$265,556**
EXPENSES		
Real estate taxes	$33,674	$36,327
Utilities	17,907	20,059
Operating services	51,123	48,557
Real estate service expenses	8,245	9,296
Leasing personnel costs	1,284	-
General and administrative	29,020	29,540
Depreciation and amortization	97,398	82,710
Property impairments	5,802	-
Land impairments	2,499	-
Total expenses	**$246,952**	**$226,489**
Operating Income	**$17,758**	**$39,067**
OTHER (EXPENSE) INCOME		
Interest expense	($48,289)	($39,074)
Interest and other investment income (loss)	1,339	1,769
Equity in earnings (loss) of unconsolidated joint ventures	(769)	1,520
Gain on change of control of interests	13,790	-
Realized gains (losses) and unrealized losses on disposition	268,364	59,196
Gain on sale of land/other	270	-
Gain on sale of investment in unconsolidated joint venture	903	-
Gain (loss) from early extinguishment of debt, net	1,899	(10,289)
Total other income (expense)	**237,507**	**13,122**
Net income	**255,265**	**52,189**
Noncontrolling interest in consolidated joint ventures	$2,095	$125
Noncontrolling interest in Operating Partnership	(25,246)	(4,741)
Redeemable noncontrolling interest	(9,673)	(5,788)
Net income available to common shareholders	**222,441**	**41,785**
Basic earnings per common share:		
Net income available to common shareholders	$2.24	$0.39
Diluted earnings per common share:		
Net income available to common shareholders	$2.24	$0.39
Basic weighted average shares outstanding	90,516	90,297
Diluted weighted average shares outstanding	100,825	100,607

2Q 2019 CLI Company Highlights 15

FFO, Core FFO & AFFO – Year-Over-Year Comparison

$ in thousands, except per share amounts and ratios
(unaudited)

	YTD 2019	YTD 2018
Net income (loss) available to common shareholders	$222,441	$41,785
Add (deduct): Noncontrolling interest in Operating Partnership	25,246	4,741
Real estate-related depreciation and amortization on continuing operations [1]	102,033	91,383
Gain on change of control of interests	(13,790)	-
Property impairments	5,802	-
Gain on sale of investment in unconsolidated joint venture	(903)	-
Realized gains and unrealized losses on disposition of rental property, net	(268,364)	(59,196)
Funds from operations [2]	$72,465	$78,713
Add/Deduct:		
(Gain)/Loss from extinguishment of debt, net	($1,899)	$10,289
Dead deal costs	-	-
Land impairments	2,499	-
Gain on disposition of developable land	(270)	-
Severance/separation costs on management restructuring	1,562	6,847
Management contract termination costs	1,021	-
Proxy fight costs	4,171	-
New payroll tax consulting costs	1,313	-
Core FFO	$80,862	$95,849
Add (Deduct) Non-Cash Items:		
Straight-line rent adjustments [3]	($6,907)	($2,493)
Amortization of market lease intangibles, net [4]	(2,095)	(3,443)
Amortization of lease inducements	583	552
Amortization of stock compensation	4,228	3,440
Non-real estate depreciation and amortization	1,050	1,047
Amortization of debt discount/(premium) and mark-to-market, net	(474)	(474)
Amortization of deferred financing costs	2,357	2,241
Deduct:		
Non-incremental revenue generating capital expenditures:		
Building improvements	(3,315)	(2,389)
Tenant improvements and leasing commissions [5]	(12,731)	(22,407)
Tenant improvements and leasing commissions on space vacant for more than one year	(7,698)	(14,546)
Adjusted FFO [2]	$55,860	$57,377
Core FFO (calculated above)	$80,862	$95,849
Deduct:		
Equity in earnings (loss) of unconsolidated joint ventures, net	$769	($1,520)
Equity in earnings share of depreciation and amortization	(5,686)	(9,718)
Add-back:		
Interest expense	48,289	39,074
Recurring JV distributions [6]	6,969	11,275
Income (loss) in noncontrolling interest in consolidated joint ventures	(2,095)	(125)
Redeemable noncontrolling interest	9,673	5,788
Income tax expense	128	144
Adjusted EBITDA	$138,909	$140,767
Net debt at period end [7]	$2,609,112	$2,616,772
Net debt to Adjusted EBITDA	9.4x	9.2x
Diluted weighted average shares/units outstanding [8]	100,825	100,607
Funds from operations per share-diluted	$0.72	$0.78
Core Funds from Operations per share/unit-diluted	$0.80	$0.95
Dividends declared per common share	$0.40	$0.40

Notes:
See footnotes and "Information About FFO, Core FFO, & AFFO" on page 17.

2Q 2019 CLI Company Highlights 16

FFO, Core FFO & AFFO (Notes) Notes (1) Includes the Company’s share from unconsolidated joint ventures, and adjustments for noncontrolling interest, of $3,025 and $4,903 for the three months ended June 30, 2019 and 2018, respectively, and $5,686 and $9,718 for the six months ended June 30, 2019 and 2017, respectively. Excludes non-real estate-related depreciation and amortization of $511 and $535 for the three months ended June 30, 2019 and 2018, respectively, and $1,050 and $1,046 for the six months ended June 30, 2019 and 2018, respectively. (2) Funds from operations is calculated in accordance with the definition of FFO of the National Association of Real Estate Investment Trusts (NAREIT). See “Information About FFO, Core FFO and AFFO” below. (3) Includes free rent of $5,410 and $2,099 for the three months ended June 30, 2019 and 2018, respectively, and $10,242 and $8,474 for the six months ended June 30, 2019 and 2018, respectively. Also includes the Company's share from unconsolidated joint ventures of ($96) and ($256) for the three months ended June 30, 2019 and 2018, respectively, and ($325) and ($694) for the six months ended June 30, 2019 and 2018, respectively. (4) Includes the Company's share from unconsolidated joint ventures of $0 and $27 for the three months ended June 30, 2019 and 2018, respectively, and $0 and $107 for the six months ended June 30, 2019 and 2018, respectively. (5) Excludes expenditures for tenant spaces in properties that have not been owned by the Company for at least a year. (6) 1Q 2018 includes $2.6 million of the Company’s share of its first annual sale of an economic tax credit certificate associated with the Urby Harborside joint venture from the State of New Jersey to a third party. (7) Net Debt calculated by taking the sum of senior unsecured notes, unsecured revolving credit facility, and mortgages, loans payable and other obligations, and deducting cash and cash equivalents and restricted cash, all at period end. (8) Calculated based on weighted average common shares outstanding, assuming redemption of Operating Partnership common units into common shares (9,866 and 10,213 for the three months ended June 30, 2019 and 2018, respectively, and 10,014 and 10,227 for the six months ended June 30, 2019 and 2018, respectively). Information About FFO, Core FFO and AFFO Funds from operations (“FFO”) is defined as net income (loss) before noncontrolling interests of unitholders, computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable rental property transactions (including both acquisitions and dispositions), and impairments related to depreciable rental property, plus real estate-related depreciation and amortization. The Company believes that FFO per share is helpful to investors as one of several measures of the performance of an equity REIT. The Company further believes that as FFO per share excludes the effect of depreciation, gains (or losses) from property transactions and impairments related to depreciable rental property (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO per share can facilitate comparison of operating performance between equity REITs. FFO per share should not be considered as an alternative to net income available to common shareholders per share as an indication of the Company’s performance or to cash flows as a measure of liquidity. FFO per share presented herein is not necessarily comparable to FFO per share presented by other real estate companies due to the fact that not all real estate companies use the same definition. However, the Company’s FFO per share is comparable to the FFO per share of real estate companies that use the current definition of the National Association of Real Estate Investment Trusts (“NAREIT”). A reconciliation of net income per share to FFO per share is included in the financial tables above. Core FFO is defined as FFO, as adjusted for items that may distort the comparative measurement of the Company’s performance over time. Adjusted FFO ("AFFO") is defined as Core FFO less (i) recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. Core FFO and AFFO are both non-GAAP financial measures that are not intended to represent cash flow and are not indicative of cash flows provided by operating activities as determined in accordance with GAAP. Core FFO and AFFO are presented solely as supplemental disclosures that the Company’s management believes provides useful information regarding the Company's operating performance and its ability to fund its dividends. There are not generally accepted definitions established for Core FFO or AFFO. Therefore, the Company's measures of Core FFO and AFFO may not be comparable to the Core FFO and AFFO reported by other REITs. A reconciliation of net income to Core FFO and AFFO are included in the financial tables above. Information About EBITDAre EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. The Company presents EBITDAre, because the Company believes that EBITDAre, along with cash flow from operating activities, investing activities and financing activities, provides investors with an additional indicator of the Company’s ability to incur and service debt. EBITDAre should not be considered as an alternative to net income (determined in accordance with GAAP), as an indication of the Company’s financial performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of the Company’s liquidity. CLI Company Highlights 2Q 2019 17

Same Store Performance

$ in thousands

Office Same Store

	For the Three Months Ended				For the Six Months Ended			
	2Q 2019	2Q 2018	Change	% Change	2Q 2019	2Q 2018	Change	% Change
Total Property Revenues (GAAP)	$79,554	$79,657	($103)	(0.1%)	$158,210	$164,837	($6,627)	(4.0%)
Real Estate Taxes	$10,282	$11,213	($931)	(8.3%)	$20,535	$22,566	($2,031)	(9.0%)
Utilities	5,105	4,433	672	15.2%	11,836	12,372	(536)	(4.3%)
Operating Services	14,620	14,182	438	3.1%	28,693	28,593	100	0.3%
Total Property Expenses	$30,007	$29,828	$179	0.6%	$61,064	$63,531	($2,467)	(3.9%)
Same Store GAAP NOI [1] [3]	**$49,547**	**$49,829**	**($282)**	**(0.6%)**	**$97,146**	**$101,306**	**($4,160)**	**(4.1%)**
Less: straight-lining of rents adj. and FAS 141	$4,462	$1,181	$3,281	277.8%	$7,763	$6,472	$1,291	19.9%
Same Store Cash NOI [2] [3]	$45,085	$48,648	($3,563)	(7.3%)	$89,383	$94,834	($5,451)	(5.7%)
Total Properties	42	42	-	-	42	42	-	-
Total Square Footage	10,483,553	10,483,553	-	-	10,483,553	10,483,553	-	-
% Leased	81.6%	81.9%	-	(0.3%)	81.6%	81.9%	-	(0.3%)

Residential Same Store [4]

	For the Three Months Ended				For the Six Months Ended			
	2Q 2019	2Q 2018	Change	% Change	2Q 2019	2Q 2018	Change	% Change
Total Property Revenues	$32,924	$31,534	$1,390	4.4%	$65,125	$62,754	$2,371	3.8%
Real Estate Taxes	$4,087	$3,859	$228	5.9%	$8,094	$7,733	$361	4.7%
Operating Expenses	8,118	7,964	154	1.9%	16,181	15,936	245	1.5%
Total Property Expenses	$12,205	$11,823	$382	3.2%	$24,275	$23,669	$606	2.6%
Same Store GAAP NOI [1]	**$20,719**	**$19,711**	**$1,008**	**5.1%**	**$40,850**	**$39,085**	**$1,765**	**4.5%**
Total Units	5,673	5,673	-	-	5,673	5,673	-	-
% Leased	97.3%	97.5%	-	(0.2%)	97.3%	97.5%	-	(0.2%)

Notes:

(1) The aggregate sum of: property-level revenue, straight-line and ASC 805 adjustments over the given time period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio.
(2) Aggregate property-level revenue over the given period; less: operating expense, real estate taxes and utilities over the same period for the same store portfolio.
(3) Harborside Plaza 1 is not included in SSNOI and is being removed from service in 2019.
(4) Values represent the Company's pro rata ownership of operating portfolio.

2Q 2019 CLI Company Highlights 18

Debt Summary & Maturity Schedule

$ in thousands

Debt Breakdown

	Balance	% of Total	Weighted Average Interest Rate (1)	Weighted Average Maturity in Years
Fixed Rate Debt				
Fixed Rate Unsecured Debt and Other Obligations (1)	$1,000,000	36.96%	3.80%	2.14
Fixed Rate Secured Debt	1,549,377	57.26%	3.85%	6.74
Subtotal: Fixed Rate Debt	**$2,549,377**	**94.22%**	**3.83%**	**4.94**
Variable Rate Debt				
Variable Rate Secured Debt	$156,519	5.78%	5.60%	0.28
Variable Rate Unsecured Debt (2)	-	-	-	-
Subtotal: Variable Rate Debt	**$156,519**	**5.78%**	**5.60%**	**0.28**
Totals/Weighted Average	**$2,705,896**	**100.00%**	**3.93%** (3)	**4.67**
Adjustment for Unamortized Debt Discount	(2,504)			
Unamortized Deferred Financing Costs	(15,750)			
Total Consolidated Debt, net	**$2,687,642**			
Partners' Share	(74,781)			
CLI Share of Total Consolidated Debt, net (a)	**$2,612,861**			
Unconsolidated Secured Debt				
CLI Share	$358,192	48.80%	4.07%	6.87
Partners' Share	$375,859	51.20%	4.07%	6.87
Total Unconsolidated Secured Debt	**$734,051**	**100.00%**	**4.07%**	**6.87**

Maturity Schedule

Period	Principal Maturities	Scheduled Amortization	Total Future Repayments	Weighted Average Interest Rate (1)
2019	156,519	33	156,552	5.60%
2020	425,000 (1)	2,903	427,903	3.42%
2021	168,800	3,227	172,027	3.20%
2022	300,000	3,284	303,284	4.60%
2023	333,998	5,157	339,155	3.53%
Thereafter	1,278,798	25,616	1,304,414	3.95%
Subtotal	**$2,663,115**	**$40,220**	**$2,703,335**	**3.93%**
Adjustment for unamortized debt discount/premium		(2,504)	(2,504)	
Unamortized mark-to-market		2,561	2,561	
Unamortized deferred financing costs		(15,750)	(15,750)	
Totals/Weighted Average	**$2,663,115**	**$24,527**	**$2,687,642**	**3.93%** (3)

Notes:

(a) Minority interest share of consolidated debt is comprised of $33.7 million at Marbella, $30.1 million at M2, $9.8 million at Port Imperial South Garage, and $1.2 million at Port Imperial South Retail.

See supporting "Debt Summary & Maturity Schedule" notes on page 41.

2Q 2019 CLI Company Highlights 19

Debt Profile

$ in thousands

	Lender	Effective Interest Rate [1]	June 30, 2019	December 31, 2018	Date of Maturity
OFFICE PORTFOLIO					
Secured Debt					
101 Hudson	Wells Fargo CMBS	3.20%	250,000	250,000	10/11/26
Short Hills Portfolio	Wells Fargo CMBS	4.15%	124,500	124,500	04/01/27
Principal balance outstanding			374,500	374,500	
Unamortized deferred financing costs			(4,700)	(2,509)	
Total Secured Debt - Office Portfolio			**$369,800**	**$371,991**	
Senior Unsecured Notes: [2][3]					
4.500%, Senior Unsecured Notes	public debt	4.61%	300,000	300,000	04/18/22
3.150%, Senior Unsecured Notes	public debt	3.52%	275,000	275,000	05/15/23
Principal balance outstanding			575,000	575,000	
Adjustment for unamortized debt discount			(2,504)	(2,838)	
Unamortized deferred financing costs			(1,597)	(1,848)	
Total Senior Unsecured Notes, net:			**$570,899**	**$570,314**	
Unsecured Term Loans:					
2016 Unsecured Term Loan	7 Lenders	3.28%	$100,000	$350,000	01/07/20 [4]
2017 Unsecured Term Loan	13 Lenders	3.46%	325,000	325,000	01/25/20 [4]
Revolving Credit Facilities	13 Lenders	LIBOR +1.30%	-	117,000	01/25/21
Unamortized deferred financing costs			(820)	(1,061)	
Total Revolving Credit Facilities & Unsecured Term Loans:			**$424,180**	**$790,939**	
Total Debt - Office Portfolio			**$1,364,879**	**$1,733,244**	
RESIDENTIAL PORTFOLIO					
Secured Construction Loans					
Marriott Hotels at Port Imperial (F.K.A. Port Imperial 4/5 Hotel) [5]	Fifth Third Bank & Santander	LIBOR+4.50%	$56,636	$73,350	10/06/19
Signature Place (F.K.A. 250 Johnson) [6]	M&T Bank	LIBOR+2.35%	42,000	41,769	08/01/19
145 Front at City Square (F.K.A. Worcester)	Citizens Bank	LIBOR+2.50%	57,883	56,892	12/10/19
Total Secured Construction Debt			**$156,519**	**$172,011**	
Secured Permanent Loans					
Park Square	Wells Fargo Bank N.A.	LIBOR+1.87%	-	$25,167	N/A
Monaco	Northwestern Mutual Life	3.15%	167,561	168,370	02/01/21
Port Imperial South 4/5 Retail	American General Life & A/G PC	4.56%	3,968	4,000	12/01/21
Portside 7	CBRE Capital Markets/FreddieMac	3.57%	58,998	58,998	08/01/23
Alterra I & II	Capital One/FreddieMac	3.85%	100,000	100,000	02/01/24
The Chase at Overlook Ridge	New York Community Bank	3.74%	135,750	135,750	01/01/25
Portside 5/6	New York Life Insurance Co.	4.56%	97,000	97,000	03/10/26
Marbella	New York Life Insurance Co.	4.17%	131,000	131,000	08/10/26
M2 at Marbella	New York Life Insurance Co.	4.29%	117,000	-	08/10/26
Quarry Place at Tuckahoe (F.K.A 150 Main Street)	Natixis Real Estate Capital LLC	4.48%	41,000	41,000	08/05/27
RiverHouse 11 at Port Imperial (F.K.A. Port Imperial South 11)	Northwestern Mutual Life	4.52%	100,000	100,000	01/10/29
Soho Lofts	New York Community Bank	3.77%	160,000	-	07/01/29
Riverwatch	New York Community Bank	3.79%	30,000	-	07/01/29
Port Imperial South 4/5 Garage	American General Life & A/G PC	4.85%	32,600	32,600	12/01/29
Principal balance outstanding			1,174,877	893,885	
Unamortized deferred financing costs			(8,633)	(6,489)	
Total Secured Permanent Debt			**$1,166,244**	**$887,396**	
Total Debt - Residential Portfolio			**$1,322,763**	**$1,059,407**	
Total Consolidated Debt:			**$2,687,642**	**$2,792,651**	

Notes:

See supporting "Debt Profile" notes on page 41.

2Q 2019 CLI Company Highlights 20

2019/2020 Debt Maturities

$ in thousands

	Type	Balance at 6/30/2019	Maximum Loan Balance	Date of Maturity	Extension Option/ Prepayment	LTV [1]
Secured Debt						
Consolidated Debt						
Residential						
Signature Place [2]	Construction Loan	$42,000	42,000	8/1/2019	Refinanced as of 7/29/2019	60.70%
Marriott Hotels at Port Imperial	Construction Loan	56,636	94,000	10/6/2019	Two 1-year options	50.61%
145 Front at City Square	Construction Loan	57,883	58,000	12/10/2019	Two 1-year options	55.62%
Total Consolidated Residential		$156,519				55.17%
Total Consolidated Secured		**$156,519**				**55.17%**
Unconsolidated Debt						
Residential						
Shops at 40 Park	Permanent Loan	$6,067	-	9/12/2019	-	40.75%
Metropolitan Lofts	Construction Loan	13,950	13,950	2/1/2020	Two 1-year options	53.01%
Crystal House	Permanent Loan	161,171	-	4/1/2020	-	50.83%
Metropolitan at 40 Park	Permanent Loan	35,590	-	9/1/2020	One 5-year option	54.47%
Total Unconsolidated Residential		$216,778				51.28%
Total Unconsolidated Secured		**$216,778**				**51.28%**
Total Secured Debt		**$373,297**				**52.91%**
Unsecured Debt						
2016 Unsecured Term Loan [3]		$100,000	-	1/7/2020	One 1-year options	-
2017 Unsecured Term Loan		325,000	-	1/25/2020	Two 1-year options	-
Total Unsecured		**$425,000**				**-**

Notes:
See supporting "2019/2020 Debt Maturities" notes on page 41.

2Q 2019 CLI Company Highlights 21

Unconsolidated Joint Ventures

$ in thousands

Property	Units/SF	Leased Occupancy	CLI's Nominal Ownership (1)	2Q 2019 GAAP NOI (a)	Total Debt	GAAP NOI After Debt Service (b)	CLI Share of GAAP NOI (c)	CLI Share of Debt	CLI GAAP NOI After Debt Service (d)	CLI 2Q 2019 FFO
Operating Properties										
Residential										
Metropolitan	130	97.7%	25.0%	$990	$41,657	$646	$248	$10,414	$103	$25
Metropolitan Lofts	59	98.3%	50.0%	330	13,145	174	165	6,573	87	82
RiverTrace at Port Imperial	316	96.5%	22.5%	1,838	82,000	1,180	414	18,450	266	262
Crystal House	825	98.8%	25.0%	3,109	161,171	1,832	777	40,293	458	445
Riverpark at Harrison	141	96.5%	45.0%	399	29,541	126	180	13,293	57	54
Station House	378	96.8%	50.0%	1,794	97,692	617	897	48,846	309	290
Urby Harborside	762	95.9%	85.0%	4,373	192,000	1,878	3,717	163,200	1,596	1,533
Subtotal - Residential	**2,611**	**97.2%**	**47.5%**	**$12,833**	**$617,206**	**$6,453**	**$6,398**	**$301,069**	**$2,876**	**$2,691**
Office										
12 Vreeland	139,750	100.0%	50.0%	$463	$7,091	$412	$231	$3,546	$206	$196
Offices at Crystal Lake	106,345	93.2%	31.3%	149	3,703	105	46	1,157	33	33
Subtotal - Office	**246,095**	**97.1%**	**41.9%**	**$612**	**$10,794**	**$517**	**$277**	**$4,703**	**$239**	**$229**
Retail/Hotel										
Riverwalk Retail	30,745	58.0%	20.0%	$138	-	$138	$28	-	$28	$1
Hyatt Regency Jersey City	351	88.6%	50.0%	3,495	100,000	2,578	1,748	50,000	1,289	1,452
Subtotal - Retail/Hotel		**87.4%**	**48.9%**	**$3,633**	**$100,000**	**$2,716**	**$1,776**	**$50,000**	**$1,317**	**$1,453**
Total Operating			**47.6%**	**$17,078**	**$728,000**	**$9,686**	**$8,451**	**$355,772**	**$4,432**	**$4,373**
Other Unconsolidated JVs				$1,673	$6,051	$1,673	$836	$2,420	$836	($13)
Total Unconsolidated JVs (2)				**$18,751**	**$734,051**	**$11,359**	**$9,287**	**$358,192**	**$5,268**	**$4,360**

Notes:

(a) The sum of property-level revenue, straight-line and ASC 805 adjustments; less: operating expense, real estate taxes and utilities.
(b) Property-level revenue; less: operating expense, real estate taxes and utilities, property-level G&A expense and property-level interest expense.
(c) GAAP NOI at Company's ownership interest in the joint venture property.
(d) NOI After Debt Service at Company's ownership interest in the joint venture property, calculated as Company's share of GAAP NOI after deducting Company's share of the unconsolidated joint ventures' interest expense. The Company's share of the interest expense is $4,118,000 for 2Q 2019.

See supporting "Unconsolidated Joint Ventures" notes on page 41 and Information About Net Operating Income (NOI) on page 44.

2Q 2019 CLI Company Highlights 22

Transaction Activity

$ in thousands (incl. per unit values) except per SF

Office Portfolio

	Location	Transaction Date	Number of Buildings	SF	Occupancy %	Transaction Value (1)	Price Per SF	Weighted Average Cap Rate
1Q2019 Acquisitions								
99 Wood Ave. South	Iselin, NJ	02/06/19	1	271,988	83.8%	$61,500	$226	
Total 1Q 2019 Acquisitions			**1**	**271,988**	**83.8%**	**$61,500**	**$226**	**7.2%**
1Q2019 Dispositions								
721 Route 202/206	Bridgewater, NJ	01/11/19	1	192,741	0.0%	$6,000	$31	
2115 Linwood Ave.	Fort Lee, NJ	01/22/19	1	68,000	86.1%	16,088	237	
201 Littleton Ave.	Morris Plains, NJ	02/27/19	1	88,369	37.3%	5,250	59	
141 West Front St.	Red Bank, NJ	02/28/19	1	92,878	63.7%	22,000	237	
320 & 321 University Ave.	Newark, NJ	03/13/19	2	147,406	0.0%	26,015	176	
Northern Westchester Portfolio	Various NY/CT	03/29/19	56	3,148,512	91.1%	487,500	155	
Total 1Q 2019 Dispositions			**62**	**3,737,906**	**80.8%**	**$562,853**	**$151**	**5.4%**
2Q2019 Dispositions								
650 From Rd.	Paramus, NJ	06/18/19	1	348,510	67.0%	$42,000	$121	
Total 2Q 2019 Dispositions			**1**	**348,510**	**67.0%**	**$42,000**	**$121**	**5.4%**

Residential Portfolio[2]

	Location	Transaction Date	Number of Buildings	Units / Keys	Percentage Leased	Gross Asset Value (1)	Price Per Unit	Weighted Average Cap Rate
1Q2019 Acquisitions								
M2 at Marbella	Jersey City, NJ	01/31/19	1	311	94.5%	$195,000	$627	
Total 1Q 2019 Acquisitions			**1**	**311**	**94.5%**	**$195,000**	**$627**	**4.6%**
1Q2019 Dispositions								
Park Square	Rahway, NJ	01/16/19	1	159	96.9%	$34,900	$219	
Total 1Q 2019 Dispositions			**1**	**159**	**96.9%**	**$34,900**	**$219**	**5.0%**
2Q2019 Acquisitions								
Soho Lofts	Jersey City, NJ	04/01/19	1	377	97.9%	$263,800	$700	
107 Morgan (Land)	Jersey City, NJ	05/10/19	-	-	-	67,229	-	
Total 2Q 2019 Acquisitions			**1**	**377**	**-**	**$331,029**	**$700**	**4.6%**

Notes:
(1) Acquisitions list gross costs; dispositions list gross sales proceeds.
(2) The Company sold five single-family land-sites in Malden, MA, for $725,000 on April 26, 2019.

2Q 2019 CLI Company Highlights 23

Office Portfolio 2Q 2019 24

Property Listing

Waterfront

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations [1]
101 Hudson	Jersey City, NJ	1,246,283	1,015,766	81.5%	$37.58
Harborside 1 [2]	Jersey City, NJ	399,578	194,066	48.6%	48.13
Harborside 2 & 3	Jersey City, NJ	1,487,222	1,256,308	84.5%	37.71
Harborside 4a	Jersey City, NJ	231,856	231,856	100.0%	37.23
Harborside 5	Jersey City, NJ	977,225	529,702	54.2%	40.11
111 River Street	Hoboken, NJ	566,215	436,535	77.1%	40.50
Total Waterfront		**4,908,379**	**3,664,233**	**74.7%**	**$38.92**

Class A Suburban

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations [1]
1 Bridge Plaza	Fort Lee, NJ	200,000	151,898	75.9%	$30.09
101 Wood Avenue S	Iselin, NJ	262,841	262,841	100.0%	33.20
99 Wood Avenue S	Iselin, NJ	271,988	226,492	83.3%	36.26
581 Main Street	Woodbridge, NJ	200,000	200,000	100.0%	33.49
333 Thornall Street	Edison, NJ	196,128	183,727	93.7%	35.59
343 Thornall Street	Edison, NJ	195,709	186,565	95.3%	35.19
150 JFK Parkway	Short Hills, NJ	247,476	208,306	84.2%	36.64
51 JFK Parkway	Short Hills, NJ	260,741	256,324	98.3%	53.35
101 JFK Parkway	Short Hills, NJ	197,196	194,111	98.4%	41.27
103 JFK Parkway	Short Hills, NJ	123,000	123,000	100.0%	42.63
Total Class A Suburban		**2,155,079**	**1,993,264**	**92.5%**	**$38.06**

Suburban

Building	Location	Total SF	Leased SF	% Leased	Avg. Base Rent + Escalations [1]
1 Giralda Farms	Madison, NJ	154,417	149,745	97.0%	$40.02
7 Giralda Farms	Madison, NJ	236,674	142,136	60.1%	35.87
4 Gatehall Drive	Parsippany, NJ	248,480	179,717	72.3%	28.88
9 Campus Drive	Parsippany, NJ	156,495	143,368	91.6%	22.48
325 Columbia Turnpike	Florham Park, NJ	168,144	162,983	96.9%	26.86
100 Schultz Drive	Red Bank, NJ	100,000	28,506	28.5%	31.00
200 Schultz Drive	Red Bank, NJ	102,018	87,579	85.8%	28.38
3600 Route 66	Neptune, NJ	180,000	180,000	100.0%	25.83
4 Campus Drive	Parsippany, NJ	147,475	119,821	81.2%	24.98
6 Campus Drive	Parsippany, NJ	148,291	109,872	74.1%	26.20
1 Sylvan Way	Parsippany, NJ	150,557	122,938	81.7%	33.78
3 Sylvan Way	Parsippany, NJ	147,241	91,851	62.4%	31.50
5 Sylvan Way	Parsippany, NJ	151,383	144,917	95.7%	29.97
7 Sylvan Way	Parsippany, NJ	145,983	105,194	72.1%	30.06
7 Campus Drive	Parsippany, NJ	154,395	126,628	82.0%	27.16
2 Hilton Court	Parsippany, NJ	181,592	181,592	100.0%	41.75
8 Campus Drive	Parsippany, NJ	215,265	155,566	72.3%	31.26
2 Dryden Way	Parsippany, NJ	6,216	6,216	100.0%	17.84
100 Overlook Center	Princeton, NJ	149,600	140,509	93.9%	30.82
5 Vaughn Drive	Princeton, NJ	98,500	43,310	44.0%	30.70
1 River Center 1	Middletown, NJ	122,594	119,622	97.6%	28.79
1 River Center 2	Middletown, NJ	120,360	120,360	100.0%	27.49
1 River Center 3	Middletown, NJ	194,518	74,621	38.4%	29.46
23 Main Street [2]	Holmdel, NJ	350,000	350,000	100.0%	17.69
5 Wood Hollow Road	Parsippany, NJ	317,040	206,861	65.2%	25.44
Total Suburban		**4,147,238**	**3,293,912**	**79.4%**	**$28.61**
Total Core Office Portfolio [4]		**11,210,696**	**8,951,409**	**79.8%**	**$34.93**

Notes:
See supporting "Property Listing" notes on page 41.

2Q 2019 CLI Office Portfolio 25

2019 Expirations by Building

Waterfront

			2019 Expirations			Current
Building	Location	Total SF	SF	% Total	In-Place Rent	Asking Rent
101 Hudson	Jersey City, NJ	1,246,283	-	0.0%	-	$47.00
Harborside 1	Jersey City, NJ	399,578	166,386	41.6%	50.53	47.00
Harborside 2 & 3	Jersey City, NJ	1,487,222	24,607	1.7%	40.53	43.00
Harborside 4a	Jersey City, NJ	231,856	-	0.0%	-	44.00
Harborside 5	Jersey City, NJ	977,225	8,073	0.8%	39.73	49.00
111 River Street	Hoboken, NJ	566,215	-	0.0%	-	52.00
Total Waterfront		**4,908,379**	**199,066**	**4.1%**	**$48.85**	**$46.62**
Waterfront Vacancies		1,244,146	25.3%			

Class A Suburban

			2019 Expirations			Current
Building	Location	Total SF	SF	% Total	In-Place Rent	Asking Rent
1 Bridge Plaza	Fort Lee, NJ	200,000	3,027	1.5%	$29.94	$32.00
101 Wood Avenue S	Iselin, NJ	262,841	-	0.0%	-	37.00
99 Wood Avenue S	Iselin, NJ	271,988	8,710	3.2%	31.74	37.00
581 Main Street	Woodbridge, NJ	200,000	7,286	3.6%	25.86	32.00
333 Thornall Street	Edison, NJ	196,128	34,641	17.7%	35.50	37.00
343 Thornall Street	Edison, NJ	195,709	-	0.0%	-	37.00
150 JFK Parkway	Short Hills, NJ	247,476	47,670	19.3%	36.96	48.00
51 JFK Parkway	Short Hills, NJ	260,741	1,591	0.6%	56.33	55.00
101 JFK Parkway	Short Hills, NJ	197,196	2,634	1.3%	40.00	45.00
103 JFK Parkway	Short Hills, NJ	123,000	-	0.0%	-	45.00
Total Class A Suburban		**2,155,079**	**105,559**	**4.9%**	**$35.45**	**$40.70**
Class A Vacancies		161,815	7.5%			

Expiring SF by Quarter

	3Q 2019	4Q 2019	Remaining 2019
Waterfront	30,851	168,215	199,066
Class A Suburban	53,050	52,509	105,559
Suburban	37,469	23,640	61,109
Total Core Portfolio	**121,370**	**244,364**	**365,734**

Suburban

			2019 Expirations			Current
Building	Location	Total SF	SF	% Total	In-Place Rent	Asking Rent
1 Giralda Farms	Madison, NJ	154,417	-	0.0%	-	$37.00
7 Giralda Farms	Madison, NJ	236,674	-	0.0%	-	37.00
4 Gatehall Drive	Parsippany, NJ	248,480	12,990	5.2%	40.00	30.00
9 Campus Drive	Parsippany, NJ	156,495	-	0.0%	-	27.50
325 Columbia Turnpike	Florham Park, NJ	168,144	-	0.0%	-	30.00
100 Schultz Drive	Red Bank, NJ	100,000	-	0.0%	-	30.00
200 Schultz Drive	Red Bank, NJ	102,018	-	0.0%	-	30.00
3600 Route 66	Neptune, NJ	180,000	-	0.0%	-	27.50
4 Campus Drive	Parsippany, NJ	147,475	-	0.0%	-	27.50
6 Campus Drive	Parsippany, NJ	148,291	13,298	9.0%	26.94	27.50
1 Sylvan Way	Parsippany, NJ	150,557	-	0.0%	-	33.00
3 Sylvan Way	Parsippany, NJ	147,241	-	0.0%	-	33.00
5 Sylvan Way	Parsippany, NJ	151,383	-	0.0%	-	33.00
7 Sylvan Way	Parsippany, NJ	145,983	-	0.0%	-	33.00
7 Campus Drive	Parsippany, NJ	154,395	19,720	12.8%	24.98	27.50
2 Hilton Court	Parsippany, NJ	181,592	-	0.0%	-	32.00
8 Campus Drive	Parsippany, NJ	215,265	13,589	6.3%	30.85	33.00
2 Dryden Way	Parsippany, NJ	6,216	-	0.0%	-	16.50
100 Overlook Center	Princeton, NJ	149,600	-	0.0%	-	32.00
5 Vaughn Drive	Princeton, NJ	98,500	1,512	1.5%	31.28	30.00
1 River Center 1	Red Bank, NJ	122,594	-	0.0%	-	30.00
1 River Center 2	Red Bank, NJ	120,360	-	0.0%	-	30.00
1 River Center 3 & 4	Red Bank, NJ	194,518	-	0.0%	-	30.00
23 Main Street	Holmdel, NJ	350,000	-	0.0%	-	18.50
5 Wood Hollow Road	Parsippany, NJ	317,040	-	0.0%	-	28.00
Total Suburban		**4,147,238**	**61,109**	**1.5%**	**$30.06**	**$29.79**
Suburban Vacancies		853,326	20.6%			
Total Core Office Portfolio		**11,210,696**	**365,734**	**3.3%**	**$41.85**	**$42.10**
Total Core Office Vacancies		2,259,287	20.2%			

2Q 2019 CLI Office Portfolio 26

Leasing Activity Percentage Leased Summary Wa terfront Cla s s A Suburba n Suburba n Subtotals Non-Core TOTALS 74.0% 92.7% 83.0% 80.9% 68.7% 80.4% 0.0% 0.0% 2.5% 0.9% (68.8%) (2.1%) 0.6% (0.2%) (3.6%) (1.1%) 3.9% (0.6%) 74.7% 92.5% 79.4% 79.8% 72.6% 79.7% 3,456,375 1,985,528 3,186,286 8,628,189 110,461 8,738,650 207,858 7,736 107,626 323,220 4,432 327,652 1,244,146 161,815 853,326 2,259,287 43,342 2,302,629 Summary of Leasing Transaction Activity For the three months ended June 30, 2019 Wa terfront Cla s s A Suburba n Suburba n Subtotals Non-Core TOTALS 4 3 10 17 1 18 18,781 18,462 176,921 214,164 12,482 226,646 18,781 11,818 40,615 71,214 - 6,644 136,306 142,950 12,482 155,432 4,695 6,154 17,692 12,598 12,482 12,591 5.0 4.4 6.9 $47.35 34.68 33.62 $9.21 6.56 5.06 6.5 2.0 6.3 $34.92 30.20 $34.66 $5.38 1.70 $5.31 - 71,214 Notes: (1) Inclusive of escalations. CLI Office Portfolio 2Q 2019 27 Number of Total Sq. Ft. Sq. Ft. Renewed Average Weighted Avg. Wtd. Avg. Wtd. Avg. Costs Transactions Sq. Ft. New Leases and Other Retained Sq. Ft. Term (Yrs) Base Rent ($) (1) Sq. Ft. Per Year ($) Pct. Leased Impact of Impact of Pct. Leased Sq. Ft. Leased Sq. Ft. Leased Sq. Ft. 3/31/2019 Acquisition/Disposition Leasing Activity 6/30/2019 Commercial Service Unleased

Leasing Rollforwards

For the three months ended June 30, 2019

	Pct. Leased 03/31/19	Inventory 03/31/19	Sq. Ft. Leased 03/31/19	Inventory Acquired/ Disposed	Leased Sq. Ft. Acquired/ Disposed	Expiring/ Adj. Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Inventory 06/30/19	Sq. Ft. Leased 06/30/19	Pct. Leased 06/30/19
Waterfront	74.0%	4,908,379	3,634,016	-	-	11,436	18,781	30,217	4,908,379	3,664,233	74.7%
Class A Suburban	92.7%	2,155,079	1,997,688	-	-	(22,886)	18,462	(4,424)	2,155,079	1,993,264	92.5%
Suburban	83.0%	4,047,238	3,359,426	100,000	28,506	(270,941)	176,921	(94,020)	4,147,238	3,293,912	79.4%
Subtotals	**80.9%**	**11,110,696**	**8,991,130**	**100,000**	**28,506**	**(282,391)**	**214,164**	**(68,227)**	**11,210,696**	**8,951,409**	**79.8%**
Non-Core	68.7%	506,745	347,928	(348,510)	(233,035)	(12,482)	12,482	-	158,235	114,893	72.6%
TOTALS	**80.4%**	**11,617,441**	**9,339,058**	**(248,510)**	**(204,529)**	**(294,873)**	**226,646**	**(68,227)**	**11,368,931**	**9,066,302**	**79.7%**

For the six months ended June 30, 2019

	Pct. Leased 12/31/18	Inventory 12/31/18	Sq. Ft. Leased 12/31/18	Inventory Acquired/ Disposed	Leased Sq. Ft. Acquired/ Disposed	Expiring/ Adj. Sq. Ft.	Incoming Sq. Ft.	Net Leasing Activity	Inventory 06/30/19	Sq. Ft. Leased 06/30/19	Pct. Leased 06/30/19
Waterfront	73.2%	4,884,193	3,577,280	-	-	1,465	85,488	86,953	4,908,379	3,664,233	74.7%
Class A Suburban	94.2%	1,951,091	1,837,963	203,988	172,607	(64,046)	46,740	(17,306)	2,155,079	1,993,264	92.5%
Suburban	82.5%	4,135,607	3,410,439	11,631	(5,495)	(343,896)	232,864	(111,032)	4,147,238	3,293,912	79.4%
Flex Parks	92.8%	3,139,212	2,912,883	(3,139,212)	(2,858,629)	(107,291)	53,037	(54,254)	-	-	N/A
Subtotals [1]	**83.2%**	**14,110,103**	**11,738,565**	**(2,923,593)**	**(2,691,517)**	**(513,768)**	**418,129**	**(95,639)**	**11,210,696**	**8,951,409**	**79.8%**
Non-Core	51.2%	708,786	362,655	(550,551)	(242,335)	(17,909)	12,482	(5,427)	158,235	114,893	72.6%
TOTALS	**81.7%**	**14,818,889**	**12,101,220**	**(3,474,144)**	**(2,933,852)**	**(531,677)**	**430,611**	**(101,066)**	**11,368,931**	**9,066,302**	**79.7%**

Notes:
(1) Percent Leased at 12/31/18 was 80.4% excluding Flex Parks.

2Q 2019 CLI Office Portfolio 28

Top 15 Tenants Merrill Lynch Pierce Fenner John Wiley & Sons Inc. MUFG Ba nk LTD. Dun & Bra ds treet Corpora tion Da iichi Sa nkyo Inc. TD Ameritra de Services Co. DB Services New Jers ey Inc. E-Tra de Fina ncia l Corpora tion KPMG LLP Vona ge America Inc. Inves tors Ba nk HQ Globa l Workpla ces LLC Plymouth Rock Ma na gement Co. Arch Ins ura nce Compa ny Pfizer Inc. Totals 3 1 1 2 1 1 1 1 2 1 3 6 1 1 1 $11,168,730 10,888,238 10,174,588 7,464,280 6,796,926 6,762,294 6,453,195 5,290,600 5,181,897 4,732,000 4,571,814 4,454,938 4,351,725 4,326,008 4,306,008 $96,923,241 3.9% 3.8% 3.5% 2.6% 2.4% 2.4% 2.2% 1.8% 1.8% 1.6% 1.6% 1.6% 1.5% 1.5% 1.5% 33.7% 430,926 290,353 261,957 192,280 171,900 193,873 125,916 132,265 120,947 350,000 144,552 137,630 129,786 106,815 113,316 2,902,516 4.9% 3.3% 3.0% 2.2% 2.0% 2.2% 1.4% 1.5% 1.4% 4.0% 1.7% 1.6% 1.5% 1.2% 1.3% 33.2% (3) 2033 (4) 2023 2022 2020 2019 2031 (5) 2023 (6) (7) 2031 2024 2024 Notes: See supporting “Top 15 Tenants” notes on page 42. CLI Office Portfolio 2Q 2019 29 Percentage of Annualized Company Square Percentage Year of Number of Base Rental Annualized Base Feet Total Company Lease Properties Revenue ($) (1) Rental Revenue (%)(2) Leased Leased Sq. Ft. (%) (2) Expiration

Lease Expirations

Year of Expiration/Market	Number of Leases Expiring [1]	Net Rentable Area Subject to Expiring Leases (Sq. Ft.) [2]	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) [3][4]	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
2019						
Waterfront	6	199,066	2.3	8,974,179	45.08	3.1
Class A Suburban	10	105,559	1.2	3,558,487	33.71	1.2
Suburban	9	61,109	0.7	1,772,101	29.00	0.6
Subtotal	**25**	**365,734**	**4.2**	**14,304,767**	**39.11**	**4.9**
Non-Core	2	5,680	0.1	161,680	28.46	0.1
TOTAL – 2019	**27**	**371,414**	**4.3**	**14,466,447**	**38.95**	**5.0**
2020						
Waterfront	6	45,014	0.5	1,681,476	37.35	0.6
Class A Suburban	23	275,293	3.2	10,191,209	37.02	3.5
Suburban	30	219,024	2.5	5,644,759	25.77	2.0
Subtotal	**59**	**539,331**	**6.2**	**17,517,444**	**32.48**	**6.1**
Non-Core	1	1,584	0.0	43,021	27.16	0.0
TOTAL – 2020	**60**	**540,915**	**6.2**	**17,560,465**	**32.46**	**6.1**
2021						
Waterfront	16	365,649	4.2	13,245,916	36.23	4.6
Class A Suburban	19	139,019	1.6	5,930,782	42.66	2.1
Suburban	21	197,781	2.3	5,771,314	29.18	2.0
Subtotal	**56**	**702,449**	**8.1**	**24,948,012**	**35.52**	**8.7**
Non-Core	4	67,500	0.8	1,789,130	26.51	0.6
TOTAL – 2021	**60**	**769,949**	**8.9**	**26,737,142**	**34.73**	**9.3**
2022						
Waterfront	12	96,274	1.1	3,373,531	35.04	1.2
Class A Suburban	16	168,793	1.9	5,462,735	32.36	1.9
Suburban	30	295,311	3.4	8,486,265	28.74	3.0
Subtotal	**58**	**560,378**	**6.4**	**17,322,531**	**30.91**	**6.1**
Non-Core	4	35,697	0.4	963,175	26.98	0.3
TOTAL – 2022	**62**	**596,075**	**6.8**	**18,285,706**	**30.68**	**6.4**
2023						
Waterfront	11	338,909	3.9	12,323,615	36.36	4.3
Class A Suburban	19	290,140	3.3	10,818,591	37.29	3.8
Suburban	32	855,581	9.8	20,925,255	24.46	7.3
Subtotal	**62**	**1,484,630**	**17.0**	**44,067,461**	**29.68**	**15.4**
Non-Core	-	-	-	-	-	-
TOTAL – 2023	**62**	**1,484,630**	**17.0**	**44,067,461**	**29.68**	**15.4**

Notes:
See supporting "Expirations" notes on page 42.

2Q 2019 CLI Office Portfolio 30

Lease Expirations (Cont.)

Year of Expiration/Market	Number of Leases Expiring (1)	Net Rentable Area Subject to Expiring Leases (Sq. Ft.) (2)	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (3)(4)	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
2024						
Waterfront	14	245,403	2.8	9,863,699	40.19	3.4
Class A Suburban	20	250,406	2.9	10,438,854	41.69	3.6
Suburban	32	471,903	5.4	12,779,258	27.08	4.5
Subtotal	**66**	**967,712**	**11.1**	**33,081,811**	**34.19**	**11.5**
Non-Core	-	-	-	-	-	-
TOTAL – 2024	**66**	**967,712**	**11.1**	**33,081,811**	**34.19**	**11.5**
2025 AND THEREAFTER						
Waterfront	52	2,166,060	24.7	75,507,523	34.86	26.4
Class A Suburban	36	756,318	8.5	25,795,192	34.11	9.0
Suburban	55	1,085,577	12.5	31,326,205	28.86	10.9
Subtotal	**143**	**4,007,955**	**45.7**	**132,628,920**	**33.09**	**46.3**
Non-Core	-	-	-	-	-	-
TOTAL – 2025 AND THEREAFTER	**143**	**4,007,955**	**45.7**	**132,628,920**	**33.09**	**46.3**

Expirations by Type

Year of Expiration/Market	Number of Leases Expiring (1)	Net Rentable Area Subject to Expiring Leases (Sq. Ft.) (2)	Percentage of Total Leased Square Feet Represented by Expiring Leases (%)	Annualized Base Rental Revenue Under Expiring Leases ($) (3)(4)	Average Annualized Base Rent Per Net Rentable Square Foot Represented by Expiring Leases ($)	Percentage of Annual Base Rent Under Expiring Leases (%)
TOTALS BY TYPE						
Waterfront	117	3,456,375	39.5	124,969,939	36.16	43.6
Class A Suburban	143	1,985,528	22.6	72,195,850	36.36	25.1
Suburban	209	3,186,286	36.6	86,705,157	27.21	30.3
Subtotal	**469**	**8,628,189**	**98.7**	**283,870,946**	**32.90**	**99.0**
Non-Core	11	110,461	1.3	2,957,006	26.77	1.0
Totals/Weighted Average	**480**	**8,738,650**	**100.0**	**286,827,952**	**$32.82**	**100.0**

Notes:
See supporting "Expirations" notes on page 42.

2Q 2019 CLI Office Portfolio 31

Multifamily Portfolio 2Q 2019 32

Operating Communities – Residential

- 2Q 2019 Percentage Leased (Stabilized): **97.7%**
- 2Q 2019 Avg. Revenue Per Home (Stabilized): **$2,737**

$ in thousands, except per home

Operating - Residential	Location	Ownership	Apartments	Rentable SF	Avg. Size	Year Complete	Percentage Leased 2Q 2019	Percentage Leased 1Q 2019	Average Revenue Per Home 2Q 2019	Average Revenue Per Home 1Q 2019	NOI* 2Q 2019	NOI* 1Q 2019	NOI* YTD 2019	Debt Balance
							Operating Highlights							
Consolidated														
Alterra at Overlook Ridge	Revere, MA	100.00%	722	663,139	918	2008	97.6%	97.5%	$1,967	$2,157	$2,491	$2,658	$5,149	$100,000
The Chase at Overlook Ridge	Malden, MA	100.00%	664	598,161	901	2014	97.4%	96.1%	2,128	2,211	2,680	2,568	5,248	135,750
Riverwatch	New Brunswick, NJ	100.00%	200	147,852	739	1997	96.0%	95.0%	1,866	1,847	580	525	1,105	-
Monaco [a]	Jersey City, NJ	100.00%	523	475,742	910	2011	97.5%	94.3%	3,570	3,499	3,595	3,347	6,942	165,000
Portside at East Pier - 7	East Boston, MA	100.00%	181	156,091	862	2015	100.0%	99.4%	2,812	2,851	1,097	1,055	2,152	58,998
Quarry Place at Tuckahoe	Eastchester, NY	100.00%	108	105,509	977	2016	100.0%	98.1%	3,590	3,578	674	661	1,335	41,000
Marbella [a]	Jersey City, NJ	74.27%	412	369,515	897	2003	96.1%	95.4%	3,322	3,267	2,421	2,417	4,838	131,000
M2	Jersey City, NJ	74.27%	311	273,132	878	2016	94.2%	94.5%	3,683	3,594	2,115	2,030	4,145	117,000
Soho Lofts [1]	Jersey City, NJ	100.00%	377	449,067	1,191	2017	97.9%	-	4,121	-	3,031	-	3,031	160,000
RiverHouse 11	Weehawken, NJ	100.00%	295	250,591	849	2018	99.7%	99.0%	2,982	2,852	1,667	1,383	3,050	100,000
Portside at East Pier - 5/6	East Boston, MA	100.00%	296	235,078	794	2018	99.3%	97.3%	2,636	2,688	1,555	1,296	2,851	97,000
Signature Place at Morris Plains	Morris Plains, NJ	100.00%	197	203,716	1,034	2018	100.0%	98.5%	2,351	2,313	681	500	1,181	42,000
Consolidated		**95.66%**	**4,286**	**3,927,593**	**916**		**97.7%**	**96.5%**	**$2,837**	**$2,733**	**$22,587**	**$18,440**	**$41,027**	**$1,147,748**
Unconsolidated Joint Ventures [2]														
RiverTrace at Port Imperial	West New York, NJ	22.50%	316	295,767	936	2014	99.1%	95.6%	$3,176	$3,208	$1,838	$1,773	$3,611	$82,000
RiverPark at Harrison	Harrison, NJ	45.00%	141	125,498	890	2014	96.5%	97.2%	2,308	2,287	399	411	810	29,541
Urby Harborside	Jersey City, NJ	85.00%	762	474,476	623	2017	95.9%	95.9%	3,122	3,121	4,373	4,147	8,520	192,000
Station House	Washington, DC	50.00%	378	290,348	768	2015	96.8%	96.8%	2,552	2,556	1,794	1,752	3,546	97,692
Crystal House	Arlington, VA	25.00%	825	738,786	895	1962	98.8%	94.9%	2,162	2,226	3,109	3,062	6,171	161,171
Metropolitan at 40 Park [3]	Morristown, NJ	25.00%	130	124,237	956	2010	97.7%	98.5%	3,266	3,396	732	784	1,516	35,590
Metropolitan Lofts	Morristown, NJ	50.00%	59	54,683	927	2018	98.3%	100.0%	3,145	3,462	330	376	706	13,145
Joint Ventures		**47.47%**	**2,611**	**2,103,795**	**806**		**97.5%**	**96.0%**	**$2,706**	**$2,743**	**$12,575**	**$12,305**	**$24,880**	**$611,139**
Total Residential - Stabilized		**77.42%**	**6,897**	**6,031,388**	**874**		**97.6%**	**96.3%**	**$2,788**	**$2,737**	**$35,162**	**$30,745**	**$65,907**	**$1,758,887**
Recently Stabilized Communities														
Consolidated														
145 Front at City Square	Worcester, MA	100.00%	365	305,656	837	2018	99.2%	75.6%	$1,771	$1,883	$515	$181	$696	$57,883
Total Residential - Operating Communities [4]		**78.55%**	**7,262**	**6,337,044**	**873**		**97.7%**	**95.3%**	**$2,737**	**$2,694**	**$35,677**	**$30,926**	**$66,603**	**$1,816,770**

Notes:
(a) Percentage leased is shown net of the 22 units under renovation at Monaco and the 39 units under renovation at Marbella as of June 30, 2019.

See Information About Net Operating Income on page 44.
See supporting "Operating & Lease-Up Communities" notes on page 42.

2Q 2019 CLI Multifamily Portfolio 33

Operating Communities - Commercial

$ in thousands

						Operating Highlights					
Operating - Commercial	Location	Ownership	Spaces	Rentable SF	Year Complete	Percentage Leased 2Q 2019	Percentage Leased 1Q 2019	NOI* 2Q 2019	NOI* 1Q 2019	NOI* YTD 2019	Debt Balance
Consolidated											
Port Imperial Garage South	Weehawken, NJ	70.00%	800	320,426	2013	NA	NA	$441	$290	$731	$32,600
Port Imperial Retail South	Weehawken, NJ	70.00%		18,071	2013	81.6%	81.6%	173	108	281	3,968
Port Imperial Garage North	Weehawken, NJ	100.00%	786	304,617	2015	NA	NA	234	142	376	-
Port Imperial Retail North	Weehawken, NJ	100.00%		8,400	2015	100.0%	100.0%	136	74	210	-
Consolidated		**84.41%**		**651,514**		**87.4%**	**87.4%**	**$984**	**$614**	**$1,598**	**$36,568**
Unconsolidated Joint Ventures											
Shops at 40 Park	Morristown, NJ	25.00%		50,973	2010	69.0%	69.0%	$258	$276	$534	$6,067
Riverwalk at Port Imperial	West New York, NJ	20.00%		30,745	2008	58.0%	63.1%	138	132	270	-
Subordinate Interests		**23.12%**		**81,718**		**64.9%**	**66.8%**	**$396**	**$408**	**$804**	**$6,067**
Total Commercial		**77.58%**		**733,232**		**84.9%**	**85.1%**	**$1,380**	**$1,022**	**$2,402**	**$42,635**

Summary of Consolidated RRT NOI by Type (unaudited):

	2Q 2019	1Q 2019
Total Consolidated Residential - Operating Communities - from p. 33	$22,587	$18,440
Total Consolidated Residential - Recently Stabilized Communities - from p. 33	515	181
Total Consolidated Commercial - (from table above)	984	614
Total NOI from Consolidated Properties (excl unconsol. JVs/subordinated interests):	$24,086	$19,235
NOI (loss) from services, land/development/repurposing & other assets	(1,770)	(1,477)
Total NOI for RRT (see Information About Net Operating Income on p. 44)*:	**$22,316**	**$17,758**

Notes:

* See Information About Net Operating Income on page 44.

2Q 2019 CLI Multifamily Portfolio 34

In-Construction Communities

$ in thousands

- RRT's share of projected stabilized NOI after debt service will approximate **$38.4 million** (approximates to FFO)

				Project Capitalization - Total				Capital as of 2Q 2019			Development Schedule				
Community	Location	Ownership	Apartment Homes/Keys	Costs	Debt[1]	MCRC Capital	Third Party Capital	Dev Costs[2]	Debt Balance	MCRC Capital	Start	Initial Occupancy	Project Stabilization	Projected Stabilized NOI	Projected Stabilized Yield
Consolidated															
Marriott Hotels at Port Imperial[3]	Weehawken, NJ	100.00%	372	$159,400	$94,000	$65,400	-	$151,763	$86,363	$65,400	3Q 2015	4Q 2018	3Q 2020	14,038	8.81%
Building 9 at Port Imperial	Weehawken, NJ	100.00%	313	142,900	92,000	50,900	-	50,900	-	50,900	3Q 2018	4Q 2020	4Q 2021	9,028	6.32%
Chase III at Overlook Ridge	Malden, MA	100.00%	326	99,900	62,000	37,900	-	37,301	-	37,301	3Q 2018	3Q 2020	4Q 2021	6,043	6.05%
233 Canoe Brook - Apartments[4]	Short Hills, NJ	100.00%	198	99,600	64,000	35,600	-	25,682	-	25,682	4Q 2018	4Q 2020	3Q 2021	5,910	5.93%
The Charlotte	Jersey City, NJ	100.00%	750	470,500	300,000	170,500	-	83,285	-	83,285	1Q 2019	1Q 2022	4Q 2023	28,098	5.97%
Consolidated		100.00%	1,959	$972,300	$612,000	$360,300	$0	$348,931	$86,363	$262,568				$63,117	6.57%
Joint Ventures															
PI North - Riverwalk C	West New York, NJ	40.00%	360	191,770	112,000	35,070	44,700	85,821	6,051	35,070	4Q 2017	4Q 2020	1Q 2022	11,705	6.10%
Joint Ventures		40.00%	360	$191,770	$112,000	$35,070	$44,700	$85,821	6,051	$35,070				$11,705	6.10%
Total In-Construction Communities		90.69%	2,319	$1,164,070	$724,000	$395,370	$44,700	$434,752	$92,414	$297,638				$74,822	6.50%[5]

	Dev Costs	Debt Balance	MCRC Capital
2019 MCRC Remaining Capital	$159,020	$112,793	$46,227
2020 MCRC Remaining Capital	392,062	340,557	51,505
Thereafter MCRC Remaining Capital	178,236	178,236	-
Total Remaining Capital	$729,318	$631,586	$97,732

	2Q 2019	YE 2019	YE 2020
Operating & Construction Apts. (projected)	9,581	9,581	11,234
Future Development Apts.	9,968	9,968	8,237
% Growth in Operating & Construction Units (projected)	-	-	*17.3%*

Notes:
NOI amounts are projected only. See Information About Net Operating Income (NOI) on page 44.
See supporting "In-Construction Communities" notes on page 42.

2Q 2019 CLI Multifamily Portfolio 35

Future Start Communities

- As of June 30, 2019, the Company has a future development portfolio of **9,968** residential units
- All priority starts (**1,731** units) are located on the New Jersey Waterfront

Priority Starts	Location	Apartments	Current Ownership	Target Start
PI South - Park Parcel	Weehawken, NJ	302	100.00%	2020
Plaza 8	Jersey City, NJ	679	100.00%	2020
Urby Harborside II	Jersey City, NJ	750	85.00%	2020
Total Priority Starts		**1,731**	**93.19%**	
Possible Starts				
Portside 1-4	East Boston, MA	300	100.00%	
233 Canoe Brook Road - Hotel	Short Hills, NJ	240	100.00%	
Total Possible Starts		**540**	**100.00%**	

Future Developments	Location	Apartment
1 Water Street	White Plains, NY	300
6 Becker Farm	Roseland, NJ	299
1633 Littleton (repurposing)	Parsippany, NJ	345
65 Livingston	Roseland, NJ	140
Subtotal - Northeast Corridor		**1,084**
Overlook IIIA	Malden, MA	215
Overlook IV/V	Malden, MA	299
Subtotal - Boston Metro		**514**
Crystal House - III	Arlington, VA	252
Crystal House - Future	Arlington, VA	300
Subtotal - Washington, DC		**552**
51 Washington Street	Conshohoken, PA	310
150 Monument Road	Bala Cynwyd, PA	206
Subtotal - Philadelphia		**516**

Future Developments	Location	Apartment
PI South - Building 16	Weehawken, NJ	131
PI South - Office 1/3 (1)	Weehawken, NJ	-
Urby Harborside III	Jersey City, NJ	750
Plaza 9	Jersey City, NJ	1,060
107 Morgan	Jersey City, NJ	804
Liberty Landing Phase I	Jersey City, NJ	265
Liberty Landing - Future Phases	Jersey City, NJ	585
PI South - Building 2	Weehawken, NJ	200
PI North - Riverbend 6	West New York, NJ	471
PI North - Building I	West New York, NJ	224
PI North - Building J	West New York, NJ	141
Subtotal - Hudson River Waterfront		**4,631**
Acquisition Options (2)		
Freehold	Freehold, NJ	400
Subtotal - Acquisition Options		**400**
Priority Starts		1,731
Possible Starts		540
Total Future Start Communities		**9,968**

Notes:
See supporting "Future Start Communities" notes on page 42.

2Q 2019 CLI Multifamily Portfolio 36

Development Activity and Cash Flow Growth

$ in millions
(unaudited)

	RRT Nominal Ownership	% Leased As of: As of 6/30/19	Actual/Projected Initial Leasing	Units	Projected Yield	Projected Stabilized NOI	Projected Share of Stabilized NOI After Debt Service
2018 Deliveries							
Signature Place at Morris Plains	100.0%	100.0%	1Q 2018	197	6.68%	$3.3	$1.8
Metropolitan Lofts	50.0%	98.3%	1Q 2018	59	6.72%	1.2	0.3
145 Front Street at City Square	100.0%	99.2%	2Q 2018	365	6.21%	5.9	3.4
Portside 5/6	100.0%	99.3%	2Q 2018	296	6.40%	7.6	3.2
RiverHouse 11 at Port Imperial	100.0%	99.7%	3Q 2018	295	6.60%	8.0	3.5
Total 2018 Deliveries	**97.6%**	**99.4%**		**1,212**	**6.45%**	**$26.0**	**$12.2**
2019 Deliveries							
Marriott Hotels at Port Imperial	100.0%		4Q 2018	372	8.81%	$14.0	$9.3
Total 2019 Deliveries	**100.0%**			**372**	**8.81%**	**$14.0**	**$9.3**
2020 Deliveries							
Chase III	100.0%		3Q 2020	326	6.05%	$6.0	$3.4
Port Imperial - Building 9	100.0%		4Q 2020	313	6.11%	9.0	5.1
PI North – Riverwalk C	40.0%		4Q 2020	360	6.11%	11.7	2.8
233 Canoe Brook Road - Apartments	100.0%		4Q 2020	198	5.93%	5.9	3.2
Total 2020 Deliveries	**82.0%**			**1,197**	**6.06%**	**$32.6**	**$14.5**
2022 Deliveries							
25 Christopher Columbus (The Charlotte)	100.0%		1Q 2022	750	5.97%	$28.1	$14.6
Total 2022 Deliveries	**100.0%**			**750**	**5.97%**	**$28.1**	**$14.6**
Total In-Construction	**90.7%**			**2,319**	**6.47%** (1)	**$74.7**	**$38.4**
Total	**92.3%**			**4,693**	**6.51%**	**$127**	**$64.3**

Notes:

(1) Projected stabilized yield on in-construction portfolio without the Marriott Hotels at Port Imperial is 6.07 percent.

NOI amounts are projected only. See Information About Net Operating Income (NOI) on page 44.

2Q 2019 CLI Multifamily Portfolio 37

Roseland Balance Sheet

$ in thousands
(unaudited)

	2Q 2019	4Q 2018
ASSETS		
Rental Property		
Land and leasehold interests	$269,861	$205,665
Buildings and improvements	1,639,540	1,231,005
Furniture, fixtures and equipment	52,109	45,635
Land and improvements held for development	326,046	285,451
Development and construction in progress	412,878	247,811
Total Gross Rental Property	**2,700,434**	**2,015,567**
Less: Accumulated depreciation	(105,627)	(81,398)
Net Investment in Rental Property	**2,594,807**	**1,934,169**
Assets held for sale, net	-	33,956
Total Property Investments	**2,594,807**	**1,968,125**
Cash and cash equivalents	37,494	13,924
Restricted cash	11,700	8,116
Investments in unconsolidated JV's	204,921	218,771
Unbilled rents receivable, net	2,931	2,756
Deferred charges & other assets	44,089	47,390
Accounts receivable, net of allowance	2,212	1,415
Total Assets	**$2,898,154**	**$2,260,497**
LIABILITIES & EQUITY		
Mortgages, loans payable & other obligations	$1,322,763	$1,059,406
Note payable to affiliate	-	-
Accounts pay, accrued exp and other liabilities	74,915	48,333
Rents recv'd in advance & security deposits	7,366	5,981
Accrued interest payable	2,913	2,668
Total Liabilities	**1,407,958**	**1,116,388**
Redeemable noncontrolling interest - Rockpoint Group	444,048	278,135
Noncontrolling interests in consolidated joint ventures	47,668	40,047
Mack-Cali capital	998,480	825,927
Total Liabilities & Equity	**$2,898,154**	**$2,260,497**

2Q 2019 CLI Multifamily Portfolio 38

Roseland Income Statement

$ in thousands
(unaudited)

	2Q 2019	1Q 2019	4Q 2018	3Q 2018	2Q 2018
REVENUES					
Base rents	$29,424	$27,620	$25,772	$21,735	$17,132
Escalation and recoveries from tenants	1,442	1,133	1,068	1,194	695
Real estate services	1,439	3,730	3,720	4,310	3,970
Parking income	3,004	2,685	2,734	3,052	2,306
Hotel income	2,094	283	-	-	-
Other income	929	908	930	650	677
Total revenues	**$38,332**	**$36,359**	**$34,224**	**$30,941**	**$24,780**
EXPENSES					
Real estate taxes	$4,967	$4,569	$3,783	$3,917	$3,239
Utilities	1,461	1,766	1,494	1,497	1,142
Operating services	7,135	7,443	5,847	6,650	4,467
Real estate service expenses	1,937	4,213	4,094	4,317	4,292
General and administrative	3,484	3,196	3,498	2,891	3,054
Depreciation and amortization	14,897	15,057	12,002	10,370	7,281
Total expenses	**$33,881**	**$36,244**	**$30,718**	**$29,642**	**$23,475**
Operating Income	**$4,451**	**$115**	**$3,506**	**$1,299**	**$1,305**
OTHER (EXPENSE) INCOME					
Interest expense	($9,218)	($9,067)	($6,900)	($4,489)	($2,668)
Interest and other investment income (loss)	151	151	2	1	3
Equity in earnings (loss) of unconsolidated joint ventures	(600)	(1,402)	(1,797)	(1,401)	(961)
Land Impairments	(2,499)	-	(24,566)	-	-
Gain on change of control of interests	-	13,790	-	14,217	-
Realized gains (losses) and unrealized losses on disposition	270	13	100	(6,330)	-
Gain on sale of investment in unconsolidated joint venture	-	-	-	-	-
Gain (loss) from early extinguishment of debt, net	-	-	(461)	-	-
Total other income (expense)	**($11,896)**	**$3,485**	**($33,622)**	**$1,998**	**($3,626)**
Net income (loss)	**($7,445)**	**$3,600**	**($30,116)**	**$3,297**	**($2,321)**
Noncontrolling interest in consolidated joint ventures	$846	$1,248	$640	$451	$95
Redeemable noncontrolling interest	(4,551)	(4,212)	(3,951)	(3,330)	(2,534)
Net income (loss) available to common shareholders	**($11,150)**	**$636**	**($33,427)**	**$418**	**($4,760)**

2Q 2019 CLI Multifamily Portfolio 39

Jersey City Residential Calculator

Jersey City is a compelling financial alternative to Manhattan, providing significant income advantages after taxes and rent.

1 Bedroom Household

	$150,000 Household					
	New York City Resident		Jersey City Resident		Delta	
Annual Household Income		$150,000		$150,000	-	-
Less: Income Tax [1]						
Federal	20.2%	($30,290)	20.2%	($30,290)	-	-
FICA	6.7%	(10,111)	6.7%	(10,111)	-	-
State	6.3%	(9,478)	5.0%	(7,429)	(2,049)	21.6%
Local	3.6%	(5,354)	0.0%	0	(5,354)	100.0%
Subtotal: Income Tax	36.8%	($55,233)	31.9%	($47,830)	($7,403)	13.4%
Less: Rent Class A Apartment *1 Bedroom 750 SF*	$80 PSF	(60,000)	$50 PSF	(37,500)	($22,500)	37.5%
Disposable Income	23.2%	$34,767	43.1%	$64,670	$29,903	86.0%

	$200,000 Household					
	New York City Resident		Jersey City Resident		Delta	
Annual Household Income		$200,000		$200,000	-	-
Less: Income Tax [1]						
Federal	22.8%	($45,690)	22.8%	($45,690)	-	-
FICA	5.4%	(10,836)	5.4%	(10,836)	-	-
State	6.4%	(12,803)	5.3%	(10,614)	(2,189)	17.1%
Local	3.6%	(7,178)	0.0%	0	(7,178)	100.0%
Subtotal: Income Tax	38.3%	($76,507)	33.6%	($67,140)	($9,367)	12.2%
Less: Rent Class A Apartment *1 Bedroom 750 SF*	$80 PSF	(60,000)	$50 PSF	(37,500)	($22,500)	37.5%
Disposable Income	31.7%	$63,493	47.7%	$95,360	$31,867	50.2%

	$250,000 Household					
	New York City Resident		Jersey City Resident		Delta	
Annual Household Income		$250,000		$250,000	-	-
Less: Income Tax [1]						
Federal	25.3%	($63,190)	25.3%	($63,190)	-	-
FICA	4.33%	(10,836)	4.3%	(10,836)	-	-
State	6.48%	(16,200)	5.5%	(13,799)	(2,401)	14.8%
Local	3.60%	(9,002)	0.0%	0	(9,002)	100.0%
Subtotal: Income Tax	39.7%	($99,228)	35.1%	($87,825)	($11,403)	11.5%
Less: Rent Class A Apartment *1 Bedroom 750 SF*	$80 PSF	(60,000)	$50 PSF	(37,500)	($22,500)	37.5%
Disposable Income	36.3%	$90,772	49.9%	$124,675	$33,903	37.3%

2 Bedroom Household

	$150,000 Household					
	New York City Resident		Jersey City Resident		Delta	
Annual Household Income		$150,000		$150,000	-	-
Less: Income Tax [1]						
Federal	20.2%	($30,290)	20.2%	($30,290)	-	-
FICA	6.7%	(10,111)	6.7%	(10,111)	-	-
State	6.3%	(9,478)	5.0%	(7,429)	(2,049)	21.6%
Local	3.6%	(5,354)	0.0%	0	(5,354)	100.0%
Subtotal: Income Tax	36.8%	($55,233)	31.9%	($47,830)	($7,403)	13.4%
Less: Rent Class A Apartment *2 Bedroom 1,050 SF*	$75 PSF	(78,750)	$45 PSF	(47,250)	($31,500)	40.0%
Disposable Income	10.7%	$16,017	36.6%	$54,920	$38,903	242.9%

	$200,000 Household					
	New York City Resident		Jersey City Resident		Delta	
Annual Household Income		$200,000		$200,000	-	-
Less: Income Tax [1]						
Federal	22.8%	($45,690)	22.8%	($45,690)	-	-
FICA	5.4%	(10,836)	5.4%	(10,836)	-	-
State	6.4%	(12,803)	5.3%	(10,614)	(2,189)	17.1%
Local	3.6%	(7,178)	0.0%	0	(7,178)	100.0%
Subtotal: Income Tax	38.3%	($76,507)	33.6%	($67,140)	($9,367)	12.2%
Less: Rent Class A Apartment *2 Bedroom 1,050 SF*	$75 PSF	(78,750)	$45 PSF	(47,250)	($31,500)	40.0%
Disposable Income	22.4%	$44,743	42.8%	$85,610	$40,867	91.3%

	$250,000 Household					
	New York City Resident		Jersey City Resident		Delta	
Annual Household Income		$250,000		$250,000	-	-
Less: Income Tax [1]						
Federal	25.3%	($63,190)	25.3%	($63,190)	-	-
FICA	4.33%	(10,836)	4.3%	(10,836)	-	-
State	6.48%	(16,200)	5.5%	(13,799)	(2,401)	14.8%
Local	3.60%	(9,002)	0.0%	0	(9,002)	100.0%
Subtotal: Income Tax	39.7%	($99,228)	35.1%	($87,825)	($11,403)	11.5%
Less: Rent Class A Apartment *2 Bedroom 1,050 SF*	$75 PSF	(78,750)	$45 PSF	(47,250)	($31,500)	40.0%
Disposable Income	28.8%	$72,022	46.0%	$114,925	$42,903	59.6%

Notes:
(1) Reflects 2018 tax rates for single filers.

2Q 2019 CLI Multifamily Portfolio 40

Appendix Key Financial Metrics - (Page 6) $ in thousands (1)Funds from operations (“FFO”) is calculated in accordance with the definition of the National Association of Real Estate Investment Trusts (NAREIT). See p.15 “Information About FFO, Core FFO & AFFO”. (2)Includes any outstanding preferred units presented on a converted basis into common units, noncontrolling interests in consolidated joint ventures and redeemable noncontrolling interests. Balance Sheet - (Page 11) (1)Includes mark-to-market lease intangible net assets of $94,598 and mark-to-market lease intangible net liabilities of $41,189 as of 2Q 2019. Debt Summary & Maturity Schedule - (Page 19) (1)2016 term loan, maturing on January 7, 2019, has three year term with two 1-year extension options available. The Company executed its first extension option on January 7,2019. 2017 term loan, maturing on January 25, 2020, has three year term with two 1-year extension options available. (2)The actual weighted average LIBOR rate for the Company’s outstanding variable rate debt was 2.50 percent as of March 31, 2019, plus the applicable spread. (3)Excludes amortized deferred financing costs primarily pertaining to the Company’s unsecured revolving credit facility which amounted to $857 thousand for the three months ended March 31, 2019. Debt Profile - (Page 20) (1)Effective rate of debt, including deferred financing costs, comprised of the cost of terminated treasury lock agreements (if any), debt initiation costs, mark-to-market adjustment of acquired debt and other transaction costs, as applicable. (2)Senior unsecured debt is rated BB-/Ba2/BB by S&P, Moody’s and Fitch respectively. (3)Cost of terminated treasury lock agreements (if any), offering and other transaction costs and the discount/premium on the notes, as applicable. (4)The Company has a 1-year extension option available. 2017 term loan, maturing on January 25, 2020, has three year term with two 1-year extension options available. (5)On June 28, 2019, the Company paid down $30 million on the construction loan with proceeds from the financing of Riverwatch Commons. (6)Subsequent to quarter-end, the Company paid off the construction loan on Signature Place at Morris Plains with proceeds from a $43 million permanent loan. 2019/2020 Debt Maturities - (Page 21) (1)Construction loan LTVs are calculated using the respective maximum loan balance. (2)Subsequent to quarter-end, the Company paid off the construction loan on Signature Place at Morris Plains with proceeds from a $43 million permanent loan. (3)In 1Q 2019, the Company executed the first of two 1-year extension options. Unconsolidated Joint Ventures - (Page 22) (1)Amounts represent the Company’s share based on ownership percentage. (2)On January 31, 2019, the Company acquired Prudential’s 50% ownership interest in M2, consolidating the asset on the Company’s balance sheet. Amounts represent joint venture activity prior to the Company’s consolidation. On February 28, 2019, the Company disposed of its 50% interest in Red Bank Corporate Plaza. (3)Unconsolidated Joint Venture reconciliation is as follows: 2Q 2019 Equity in Earnings of Unconsolidated Joint Ventures Unconsolidated Joint Venture Funds from Operations Joint Venture Share of Add-Back of Real Estate-Related Depreciation Minority Interest in Consolidated Joint Venture Share of Depreciation EBITDA Depreciation Add-Back $88 4,360 4,448 (1,424) $3,020 Property Listing - (Page 25) (1)Includes annualized base rental revenue plus escalations for square footage leased to commercial and retail tenants only. Excludes leases for amenity, parking and month-to-month tenants. Annualized base rental revenue plus escalations is based on actual June 2019 billings times 12. For leases whose rent commences after July 1, 2019 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. (2)Harborside Plaza 1 is being removed from service in 2019. (3)Average base rents + escalations reflect rental values on a triple net basis. (4)Excludes non-core holdings targeted for sale at 158,235 SF; excludes consolidated repositionings taken offline totaling 218,454 SF. Total consolidated office portfolio of 11,368,931 SF. 2Q 2019 41

Appendix - Continued Top 15 Tenants - (Page 29) (1)Annualized base rental revenue is based on actual June 2019 billings times 12. For leases whose rent commences after July 1, 2019, annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. (2)Represents the percentage of space leased and annual base rental revenue to commercial tenants only. (3)9,356 square feet expire in 2019; 33,363 square feet expire in 2021; 388,207 square feet expire in 2027. (4)24,607 square feet expire in 2019; 237,350 square feet expire in 2029. (5)66,606 square feet expire in 2024; 54,341 square feet expire in 2026. (6)5,256 square feet expire in 2022; 82,936 square feet expire in 2026; 56,360 square feet expire in 2030. (7)17,855 square feet expire in 2021; 38,930 square feet expire in 2023; 45,042 square feet expire in 2024; 20,395 square feet expire in 2026; 15,408 square feet expire in 2027. Expirations - (Pages 30-31) (1)Includes office & standalone retail property tenants only. Excludes leases for amenity, retail, parking & month-to-month tenants. Some tenants have multiple leases. (2)Reconciliation to Company’s total net rentable square footage is as follows: Square Feet Square footage leased to commercial tenants Square footage used for corporate offices, management offices, building use, retail tenants, food services, other ancillary service tenants and occupancy adjustments Square footage unleased Total net rentable square footage (excluding ground leases) 8,738,650 327,652 2,302,629 11,368,931 (3)Annualized base rental revenue is based on actual June 2019 billings times 12. For leases whose rent commences after July 1, 2019 annualized base rental revenue is based on the first full month’s billing times 12. As annualized base rental revenue is not derived from historical GAAP results, historical results may differ from those set forth above. (4)Includes leases in effect as of the period end date, some of which have commencement dates in the future, and leases expiring June 30, 2019 aggregating 18,432 square feet and representing annualized base rent of $570,850 for which no new leases were signed. Operating & Recently Stabilized Communities - (Page 33) (1)Soho Lofts was contributed to Roseland on June 28, 2019. As a result, $2,931 of the total NOI ($3,031) for 2Q 2019 is attributable directly to Mack-Cali and $100 of the total NOI ($3,031) is attributable to Roseland. (2)Unconsolidated joint venture income represented at 100% venture NOI. See Information on Net Operating Income (NOI) on page 44. (3)As of June 30, 2019, Priority Capital included Metropolitan at $20,914,422 (Prudential). (4)Excludes approximately 83,083 SF of ground floor retail. In-Construction Communities - (Page 35) (1)Represents maximum loan proceeds. (2)Represents development costs funded with debt or capital as of June 30, 2019. (3)On June 28, 2019, the Company paid down $30 million on the construction loan with proceeds from the financing of Riverwatch Commons. Subsequent to quarter-end, the Company commenced operations at the Envue Hotel an Autograph Collection Hotel in Port Imperial, completing the dual-flag hotel development in Weehawken, NJ. (4)Sitework commenced 4Q 2018, though official commencement 1Q 2019. The maximum loan balance presented is the anticipated debt and as no formal agreement has been signed, which may be subject to change. (5)Projected stabilized yield without the Marriott Hotels at Port Imperial is 6.07 percent. Future Start Communities - (Page 36) (1)Currently approved for approximately 290,000 square feet of office space. (2)Freehold: Roseland has signed an acquisition agreement, subject to certain conditions. 2Q 2019 42

Global Definitions

Average Revenue Per Home: Calculated as total apartment revenue for the quarter ended September 30, divided by the average percent occupied for the quarter ended September 30, 2018, divided by the number of apartments and divided by three.

Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest.

Class A Suburban: Long-term hold office properties in targeted submarkets; formerly defined as Urban Core.

Flex Parks: Primarily office/flex properties, including any office buildings located within the respective park.

Future Development: Represents land inventory currently owned or controlled by the Company.

Identified Repurposing Communities: Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing.

In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities.

Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

Net Asset Value (NAV): The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

Non-Core: Properties designated for eventual sale/disposition or repositioning/redevelopment.

Operating Communities: Communities that have achieved Project Stabilization.

Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

Project Stabilization: Lease-Up communities that have achieved over 95 percentage leased for six consecutive weeks.

Projected Stabilized Yield: Represents Projected Stabilized Residential NOI divided by Total Costs. See following page for "Projected Stabilized Residential NOI" definition.

Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

Suburban: Long-term hold office properties (excluding Class A Suburban and Waterfront locations); formerly defined as Suburban Core

Third Party Capital: Capital invested by third parties and not Mack-Cali.

Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion.

Waterfront: Office assets located on NJ Hudson River waterfront.

2Q 2019 43

Information About Net Operating Income (NOI)

$ in thousands
(unaudited)

Reconciliation of Net Income to Net Operating Income (NOI)

	2Q 2019			1Q 2019		
	Office/Corp	Roseland	Total	Office/Corp	Roseland	Total
Net Income	**($12,884)**	**($7,445)**	**($20,329)**	**$271,994**	**$3,600**	**$275,594**
Deduct:						
Real estate services income	(2,091)	(1,439)	(3,530)	(112)	(3,730)	(3,842)
Interest and other investment loss (income)	(364)	(151)	(515)	(673)	(151)	(824)
Equity in (earnings) loss of unconsolidated joint ventures	(512)	600	88	(721)	1,402	681
General and administrative - property level	-	(1,014)	(1,014)	-	(1,093)	(1,093)
Gain on change of control of interests	-	-	-	-	(13,790)	(13,790)
Realized (gains) losses and unrealized losses on disposition	(255)	-	(255)	(268,096)	(13)	(268,109)
Gain on sale of land/other	-	(270)	(270)	-	-	-
(Gain) on sale of investment in unconsolidated joint ventures	-	-	-	(903)	-	(903)
(Gain) loss from early extinguishment of debt, net	(588)	-	(588)	(1,311)	-	(1,311)
Add:						
Real estate services expenses	2,042	1,937	3,979	53	4,213	4,266
Leasing personnel costs	542	-	542	742	-	742
General and administrative	12,943	3,484	16,427	9,397	3,196	12,593
Depreciation and amortization	34,455	14,897	49,352	32,989	15,057	48,046
Interest expense	14,297	9,218	23,515	15,707	9,067	24,774
Property impairments	5,802	-	5,802	-	-	-
Land Impairments	-	2,499	2,499	-	-	-
Net Operating Income (NOI)	**$53,387**	**$22,316**	**$75,703**	**$59,066**	**$17,758**	**$76,824**

Definition of: Net Operating Income (NOI)

NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company's use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not effect the overall performance of the individual assets being measured and assessed.

2Q 2019 44

Company Information, Executive Officers & Analysts

Company Information

Corporate Headquarters
Mack-Cali Realty Corporation
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311
(732) 590-1010

Stock Exchange Listing
New York Stock Exchange

Trading Symbol
Common Shares: CLI

Contact Information
Mack-Cali Realty Corporation
Investor Relations Department
Harborside 3, 210 Hudson St., Ste. 400
Jersey City, New Jersey 07311

Deidre Crockett, Senior Vice President,
Corporate Communications and Investor Relations
Phone: (732) 590-1025
E-Mail: dcrockett@mack-cali.com
Web: www.mack-cali.com

Executive Officers

Michael J. DeMarco
Chief Executive Officer

Marshall Tycher
Chairman, Roseland Residential Trust

David Smetana
Chief Financial Officer

Gary Wagner
General Counsel and Secretary

Ricardo Cardoso
EVP and Chief Investment Officer

Nicholas Hilton
Executive Vice President, Leasing

Giovanni M. DeBari
Chief Accounting Officer

Equity Research Coverage

Bank of America Merrill Lynch
James C. Feldman

Citigroup
Michael Bilerman

Green Street Advisors
Danny Ismail

SunTrust Robinson Humphrey, Inc.
Michael R. Lewis

Barclays Capital
Ross L. Smotrich

Deutsche Bank North America
Derek Johnston

JP Morgan
Anthony Paolone

BTIG, LLC
Thomas Catherwood

Evercore ISI
Steve Sakwa

Stifel Nicolaus & Company, Inc.
John Guinee

2Q 2019 45

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS The Company considers portions of this information, including the documents incorporated by reference, to be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of such act. Such forward-looking statements relate to, without limitation, our future economic performance, plans and objectives for future operations and projections of revenue and other financial items. Forward-looking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target”, “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions at the time made, the Company can give no assurance that such expectations will be achieved. Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements. Among the factors about which the Company has made assumptions are: -risks and uncertainties affecting the general economic climate and conditions, which in turn may have a negative effect on the fundamentals of the Company’s business and the financial condition of the Company’s tenants and residents; -the value of the Company’s real estate assets, which may limit the Company’s ability to dispose of assets at attractive prices or obtain or maintain debt financing secured by our properties or on an unsecured basis; -the extent of any tenant bankruptcies or of any early lease terminations; -The Company’s ability to lease or re-lease space at current or anticipated rents; -changes in the supply of and demand for the Company’s properties; -changes in interest rate levels and volatility in the securities markets; -The Company’s ability to complete construction and development activities on time and within budget, including without limitation obtaining regulatory permits and the availability and cost of materials, labor and equipment; -forward-looking financial and operational information, including information relating to future development projects, potential acquisitions or dispositions, leasing activities, capitalization rates and projected revenue and income; -changes in operating costs; -The Company’s ability to obtain adequate insurance, including coverage for terrorist acts; -The Company’s credit worthiness and the availability of financing on attractive terms or at all, which may adversely impact our ability to pursue acquisition and development opportunities and refinance existing debt and the Company’s future interest expense; -changes in governmental regulation, tax rates and similar matters; and -other risks associated with the development and acquisition of properties, including risks that the development may not be completed on schedule, that the tenants or residents will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors which could impact us and the statements contained herein, see Item 1A: Risk Factors in MCRC’s Annual Report on Form 10-K for the Year ended December 31, 2018. We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Mack-Cali Reality Corporation (“MCRC”). Any offers to sell or solicitations of the MCRC shall be made by means of a prospectus. The information in this Supplemental Package must be read in conjunction with, and is modified in its entirety by, the Quarterly Report on Form 10-Q (the “10-Q”) filed by the MCRC for the same period with the Securities and Exchange Commission (the “SEC”) and all of the MCRC’s other public filings with the SEC (the “Public Filings”). In particular, the financial information contained herein is subject to and qualified by reference to the financial statements contained in the 10-Q, the footnotes thereto and the limitations set forth therein. Investors may not rely on the Supplemental Package without reference to the 10-Q and the Public Filings. Any investors’ receipt of, or access to, the information contained herein is subject to this qualification. 2Q 2019 46